UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00058 )

Exact name of registrant as specified in charter: The George Putnam Fund of Boston

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: July 31, 2007

Date of reporting period: August 1, 2006— January 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

The George Putnam Fund of Boston

1|31|07

Semiannual Report

PUTNAM INVESTMENTS

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What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

The George
Putnam Fund
of Boston

1| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Brokerage commissions	88

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

Although the global economy continues to move forward, it has become apparent over the past few months that certain sectors of the U.S. economy may have slowed somewhat. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, stock prices have moved higher, bond yields have remained relatively low, and the weaker dollar appears to be making U.S. exports more competitive. With the benefit of this financial cushion, we believe 2007 may hold the potential for a renewed economic expansion.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings expected to be held in May 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the proposed transaction, were recently mailed. The transaction is currently expected to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange and currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended January 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

The George Putnam Fund of Boston: providing the
benefits of balanced investing for nearly 70 years

Your fund launched in 1937 when George Putnam, a Boston investment manager, decided to start a fund with an innovative approach — a balance of stocks to seek capital appreciation and bonds to help provide current income. The original portfolio featured industrial stocks, such as U.S. Smelting, Refining, & Mining Co., and railroad bonds.

This balanced approach made sense then, and we believe it continues to make sense now. In the late 1930s, the stock market experienced dramatic swings as businesses struggled to recover from the Great Depression and as the shadow of war began to spread across Europe and Asia. Today, global political and economic uncertainties also challenge investors.

Although the fund has experienced volatility at times, its balanced approach has kept it on course. When stocks were weak, the fund’s bonds helped results. Similarly, stocks have often provided leadership when bonds were hurt by rising interest rates or inflation.

In a letter to shareholders dated July 12, 1938, George Putnam articulated the balanced strategy: “Successful investing calls not so much for some clairvoyant ability to read the future as for the courage to stick to tested, common sense policies in the face of the unreliable emotional stresses and strains that constantly sweep the market place.” Putnam remains committed to this prudent approach to investing today.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

The use of derivatives involves special risks and may result in losses.

The fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Over seven eventful
decades, the fund’s
balance of stocks
and bonds has served
shareholders by
providing income and
building wealth.

The George Putnam Fund of Boston seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income. The fund targets attractively priced stocks of large, established companies that the management team believes are poised to experience positive change and improved financial performance. The bond portion of the fund is a diversified mix of mainly investment-grade securities. The fund may be appropriate for investors seeking current income and long-term growth from a balanced investment.

Highlights

• For the six months ended January 31, 2007, The George Putnam Fund of Boston’s class A shares returned 10.53% without sales charges.

• The fund’s custom blended benchmark, which is made up of 60% S&P 500/Citigroup Value Index and 40% Lehman Aggregate Bond Index and is intended to provide a suitable performance target for a balanced fund, returned 9.93% for the same period.

• The fund’s equity benchmark, the S&P 500/Citigroup Value Index, returned 14.26% . The fund’s bond benchmark, the Lehman Aggregate Bond Index, returned 3.65% .

• The average return for the fund’s peer group, Lipper Balanced Funds, was 9.54% for the period.

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 1/31/07

Since the fund’s inception (11/5/37), average annual return is 9.43% at NAV and 9.34% at POP.

		Average annual return		Cumulative return
	NAV		POP	NAV	POP

10 years	7.00%		6.43%	96.77%	86.40%

5 years	6.69		5.55	38.24	31.01

3 years	8.15		6.22	26.48	19.85

1 year	11.75		5.88	11.75	5.88

6 months	—		—	10.53	4.72

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a maximum sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The period in review

It is a pleasure to report that your fund’s successful combination of equity and fixed-income investments delivered solid returns for the first half of the fund’s 2007 fiscal year. Based on results at net asset value (NAV, or without sales charges) the fund outperformed both its custom blended benchmark, which is derived from performance of an equity index and a bond index, and the average for its Lipper category. We attribute the relative outperformance to effective security selection, particularly within the capital goods, technology, and transportation sectors (stocks) and on the bond side, within asset-backed securities (ABSs) and corporates. Within the bond portion of the portfolio, our emphasis on ABSs and commercial mortgage-backed securities (CMBSs) was also beneficial.

Market overview

During the period, the Fed held the federal funds rate — the key interest rate used for overnight loans between banks — steady at 5.25% . Bond yields declined across all maturities, with yields on 10-year Treasury bonds falling 17 basis points (a basis point is one one-hundredth of a percent) from 4.98% to 4.81% . By comparison, yields on 2-year Treasury notes declined only three basis points, from 4.95% to 4.92% . Shorter-term rates became higher than longer-term rates, which is an anomaly. As a result, the normally upward sloping yield curve, the graphical representation of the yield differences across a range of bond maturities, became inverted. While an inverted yield curve has historically been interpreted as a warning of possible economic recession, we were mindful of several factors that suggested that the economy could reignite instead. Unemployment fell while at the same time incomes rose. In addition, energy prices fell, as did inflation. As a result, consumer spending remained robust. Bolstered by strong consumer demand and healthy profits, business leaders’ outlook grew more favorable. Corporate capital spending continued to be strong.

During the period, both stocks and bonds posted solid returns, though stocks outperformed bonds. Among stocks, small-company stocks beat large-company stocks by a fairly small margin. The stronger-performing equity sectors included consumer cyclicals, communications services, and basic materials. The energy, consumer staples, and utilities sectors lagged.

Among bonds, corporate bonds led the pack, and mortgage pass-throughs were also strong. Treasuries (which are considered to be risk-free securities) generally underperformed bonds that carry greater risk. Bond market volatility diminished significantly during the period.

Strategy overview

Throughout the period, your fund’s investments were in line with its target allocation, which is 60% stocks and 40% bonds. The portfolio was broadly diversified among both stock market and bond sectors and maintained a fairly conservative risk profile. Our equity strategy utilizes both individual stock selection and the evaluation of sector trends and opportunities. In our view, corporate balance sheets are in very good shape after months of strong profits, capital restructuring, and debt reduction. In keeping with our belief that business spending would offer opportunities for gains, we emphasized stocks from the technology and capital goods sectors during the period. We also increased holdings in the health-care sector. As a

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 1/31/07.

Equities

S&P 500/Citigroup Value Index (large-company value stocks)	14.26%

Russell 1000 Growth Index (large-company growth stocks)	15.12%

Russell 2000 Index (small-company stocks)	14.95%

Russell 1000 Index (large-company stocks)	14.28%

Bonds

Lehman Aggregate Bond Index (broad bond market)	3.65%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	8.32%

Lehman Government Bond Index (U.S. Treasury and agency securities)	3.05%

result, by the end of the period, the fund had an overweight position in all three sectors relative to its equity benchmark. The transportation and communications services sectors were underweighted, relative to the equity benchmark.

The bond portion of the portfolio benefited from its overweight position in ABSs and CMBSs, relative to the fund’s bond benchmark. These securities generally outperformed Treasuries for the period. We also had positive results from our security selection within the ABS and corporate bond sectors. However, the fund had underweight positions in corporate bonds, mortgage pass-throughs, and emerging-market debt, in comparison to the bond benchmark, and this detracted from relative performance.

Your fund’s holdings

Several long-term holdings made substantial contributions to performance during the period, including the fund’s overweight

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

position in IBM stock. The trend toward increased capital spending on technology, hardware, and services has proven very profitable for the company, and we believe it is likely to continue. We originally bought shares of Boeing, another long-term holding, because we believed the potential of its military and defense business had been underestimated by the market. More recently, Boeing has emerged as the leader in commercial aircraft manufacturing. The company has received big orders from commercial airlines and has taken market share away from rival Airbus. Boeing was among the portfolio’s top-performing stocks during the period, and we believe it continues to offer an opportunity for both appreciation and attractive dividends.

Stock of AMR Corp., the parent company of American Airlines, gained value significantly amid speculation about a possible US Airways/Delta merger. We sold the fund’s position to realize profits, and the resulting gain contributed substantially to fund results for the period.

Improvement in corporate financial health has led to a dramatic increase in mergers and acquisitions (M&A). Investment banks, which lend capital to finance such deals, have benefited directly. Goldman Sachs was no exception, and the value of its shares increased significantly, bolstering fund returns.

As is generally the case, some portfolio holdings did not produce the results we

Top equity holdings

This table shows the fund’s top equity holdings, and the percentage of the fund’s net assets that each represented, as of 1/31/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Citigroup, Inc. (2.8%)	Financial

Bank of America Corp. (2.7%)	Banking

AT&T, Inc. (1.5%)	Communications services

General Electric Co. (1.4%)	Conglomerates

JPMorgan Chase & Co. (1.4%)	Financial

Hewlett-Packard Co. (1.3%)	Technology

Verizon Communications, Inc. (1.2%)	Communications services

The Goldman Sachs Group, Inc. (1.1%)	Investment banking/brokerage

Morgan Stanley (1.1%)	Investment banking/brokerage

Motorola, Inc. (0.9%)	Technology

were hoping for during the period. AT&T’s fundamentals were not compelling, in our view, and the fund’s exposure to this stock was moderate in comparison to its equity benchmark. However, the market viewed AT&T’s acquisition of BellSouth favorably, and the stock appreciated during the period, so although the fund did participate in this appreciation, the underweight position detracted from its relative performance.

The portfolio had an overweight position in insurance companies, which, as a group, underperformed. Insurers tend to benefit when there have been catastrophic events and major claims, because such events allow them to raise their prices for coverage. However, 2006 was relatively uneventful in this regard, and insurers were not able to command price increases. As a result, insurance stocks lost ground. The fund’s positions in Chubb and Everest Reinsurance did not perform up to our expectations and consequently had a negative impact on the fund’s relative performance.

Relative performance was also negatively affected by an opportunity that we missed. After years of weak returns, pharmaceutical stocks experienced a rebound in recent months. One of the beneficiaries of this trend was Bristol Myers Squibb, a component of the fund’s equity benchmark that was not held in the portfolio during the period.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

The 2006 calendar year was the fourth consecutive year in which financial markets had strong performance. In the United States, corporate profits and cash flows were healthy. Businesses put their equity to good use; we saw a large number of takeovers, share repurchase programs, and privatizations. Despite the Fed’s restrictive monetary policy, interest rates remained at historically low levels, inflation was contained, and market volatility lessened. Economic expansion became more synchronized on a global level.

We anticipate that conditions will remain supportive for financial markets in coming months, and we see no reason to make significant changes in our current strategies. Corporate balance sheets are in good shape and capital budgets continue to expand.

Since the technology bubble burst in 2000, the technology sector has underperformed. In our view, the sector is now attractively valued and may be poised to outperform. We are currently focusing on opportunities in that area. However, we are seeing less opportunity in other sectors as a whole, which means that the potential rewards of a major sector bet have become smaller and do not, in our opinion, justify the risk. We believe effective selection among individual stocks is more likely to drive fund performance over the near term.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. The use of derivatives involves special risks and may result in losses. This fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Your fund’s performance

This section shows your fund’s performance for periods ended January 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 1/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	9.43%	9.34%	8.40%	8.40%	8.60%	8.60%	8.67%	8.62%	9.15%	9.48%

10 years	96.77	86.40	82.60	82.60	82.46	82.46	87.40	81.34	91.99	101.70
Annual average	7.00	6.43	6.21	6.21	6.20	6.20	6.48	6.13	6.74	7.27

5 years	38.24	31.01	33.12	31.12	33.12	33.12	34.83	30.49	36.59	39.97
Annual average	6.69	5.55	5.89	5.57	5.89	5.89	6.16	5.47	6.43	6.96

3 years	26.48	19.85	23.62	20.62	23.67	23.67	24.59	20.56	25.46	27.37
Annual average	8.15	6.22	7.32	6.45	7.34	7.34	7.60	6.43	7.85	8.40

1 year	11.75	5.88	10.91	5.91	10.91	9.91	11.18	7.54	11.45	12.01

6 months	10.53	4.72	10.12	5.12	10.16	9.16	10.29	6.68	10.44	10.64

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a maximum sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 1/31/07

		Lehman	George	Lipper
	S&P 500/	Aggregate	Putnam	Balanced
	Citigroup	Bond	Blended	Funds category
	Value Index	Index	Index	average*

Annual average
(life of fund)	—†	—†	—†	—†

10 years	140.65%	82.49%	123.15%	92.91%
Annual average	9.18	6.20	8.36	6.66

5 years	68.21	26.90	52.86	34.64
Annual average	10.96	4.88	8.86	6.08

3 years	51.28	10.57	34.04	24.83
Annual average	14.80	3.41	10.26	7.65

1 year	19.37	4.28	13.23	9.19

6 months	14.26	3.65	9.93	9.54

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 1/31/07, there were 783, 737, 547, 403, and 221 funds, respectively, in this Lipper category.

† The benchmarks were not in existence at the time of the fund’s inception. The S&P 500/Citigroup Value Index commenced 6/30/95. The Lehman Aggregate Bond Index commenced 12/31/75. The George Putnam Blended Index commenced 6/30/95. The Lipper average commenced 12/31/59.

Fund price and distribution information

For the six-month period ended 1/31/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.292		$0.216	$0.220	$0.244		$0.271	$0.316

Capital gains

Long-term	1.242		1.242	1.242	1.242		1.242	1.242

Short-term	0.291		0.291	0.291	0.291		0.291	0.291

Total	$1.825		$1.749	$1.753	$1.777		$1.804	$1.849

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
7/31/06	$18.21	$19.22	$18.02	$18.09	$18.02	$18.63	$18.15	$18.26

1/31/07	18.25	19.26	18.05	18.13	18.05	18.66	18.19	18.30

Current yield
(end of period)

Current
dividend rate[1]	2.50%	2.37%	1.68%	1.72%	1.99%	1.93%	2.26%	2.75%

Current 30-day
SEC yield[2,3]
(with expense
limitation)	2.62	2.48	1.88	1.88	2.12	2.05	2.37	2.86

Current 30-day
SEC yield[3]
(without
expense
limitation)	2.61	2.48	1.87	1.87	2.12	2.05	2.36	2.86

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	9.42%	9.33%	8.39%	8.39%	8.60%	8.60%	8.66%	8.61%	9.15%	9.47%

10 years	100.20	89.67	85.67	85.67	85.61	85.61	90.56	84.34	95.24	105.32
Annual average	7.19	6.61	6.38	6.38	6.38	6.38	6.66	6.31	6.92	7.46

5 years	36.00	28.84	31.01	29.01	30.94	30.94	32.63	28.29	34.37	37.79
Annual average	6.34	5.20	5.55	5.23	5.54	5.54	5.81	5.11	6.09	6.62

3 years	26.50	19.87	23.63	20.63	23.68	23.68	24.53	20.45	25.55	27.47
Annual average	8.15	6.23	7.33	6.45	7.34	7.34	7.59	6.40	7.88	8.43

1 year	12.25	6.38	11.35	6.35	11.41	10.41	11.62	7.97	11.95	12.51

6 months	10.28	4.49	9.82	4.82	9.86	8.86	9.99	6.41	10.13	10.40

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The George Putnam Fund of Boston from August 1, 2006, to January 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.04	$ 9.00	$ 9.01	$ 7.69	$ 6.37	$ 3.72

Ending value (after expenses)	$1,105.30	$1,101.20	$1,101.60	$1,102.90	$1,104.40	$1,106.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2007, use the calculation method below. To find the value of your investment on August 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 08/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.84	$ 8.64	$ 8.64	$ 7.37	$ 6.11	$ 3.57

Ending value (after expenses)	$1,020.42	$1,016.64	$1,016.64	$1,017.90	$1,019.16	$1,021.68

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	0.95%	1.70%	1.70%	1.45%	1.20%	0.70%

Average annualized expense
ratio for Lipper peer group*	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

The George Putnam
Fund of Boston	117%*	169%*	166%	121%†‡	132%†

Lipper Balanced Funds
category average	70%	72%	74%	81%	82%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

‡ Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2006. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams. Jeanne Mockard is the Portfolio Leader of the fund. Geoffrey Kelley, Jeffrey Knight, and Raman Srivastava are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2007, and January 31, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 1/31/06.

Trustee and Putnam employee fund ownership

As of January 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$1,036,000	$101,000,000

Putnam employees	$8,070,000	$454,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $2,600,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officers of the teams and the Group Chief Investment Officers of the fund’s broader investment categories for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of the three Putnam Asset Allocation Funds, Putnam Income Strategies Fund, and the ten Putnam RetirementReady Funds.

Raman Srivastava is also a Portfolio Member of the Putnam Income Fund.

Jeanne Mockard, Geoffrey Kelley, Jeffrey Knight, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended January 31, 2007, Portfolio Member Geoffrey Kelley joined your fund’s management team. This change followed the departure from the team of Portfolio Members Michael Abata and Kevin Cronin, who continue in other fund management roles at Putnam.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2007, and January 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007						•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 1/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC. Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Standard and Poor’s 500/Citigroup Value Index and 40% of which is the Lehman Aggregate Bond Index.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500/Citigroup Value Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

•That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 21st percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Balanced Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

81st	57th	40th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 665, 481, and 393 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the one-year period ended March 31, 2006. In this regard, the Trustees considered that Putnam Management had made changes to the fund’s investment team that it believed would strengthen the investment process by focusing on a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Balanced Funds category for the one-, five- and ten-year periods ended December 31, 2006, were 19%, 34%, and 39%, respectively. Over the one-, five- and ten-year periods ended December 31, 2006, the fund ranked 136th out of 727, 134th out of 401, and 85th out of 218 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 1/31/07 (Unaudited)

COMMON STOCKS (58.6%)*

	Shares	Value

Banking (5.0%)
Bank of America Corp.	2,323,800	$122,185,404
PNC Financial Services Group	360,300	26,579,331
Wachovia Corp.	363,300	20,526,450
Washington Mutual, Inc. (S)	422,000	18,816,980
Wells Fargo & Co.	1,018,700	36,591,704
		224,699,869

Basic Materials (2.6%)
E.I. du Pont de Nemours & Co.	187,300	9,282,588
Freeport-McMoRan Copper & Gold, Inc. Class B (S)	528,200	30,376,782
Lyondell Chemical Co. (S)	363,100	11,481,222
Nucor Corp.	249,800	16,122,092
Phelps Dodge Corp.	197,600	24,423,360
PPG Industries, Inc.	42,700	2,830,583
Rohm & Haas Co.	297,100	15,467,026
Temple Inland, Inc.	124,500	6,217,530
		116,201,183

Capital Goods (4.2%)
AGCO Corp. † (S)	175,974	5,977,837
Boeing Co. (The)	277,000	24,808,120
Caterpillar, Inc.	344,900	22,097,743
Cummins, Inc. (S)	204,300	27,490,608
Eaton Corp.	246,700	19,328,945
Emerson Electric Co. (S)	102,200	4,595,934
L-3 Communications Holdings, Inc.	91,500	7,534,110
Lockheed Martin Corp. (S)	266,600	25,910,854
Parker-Hannifin Corp. (S)	211,100	17,470,636
Raytheon Co.	443,900	23,038,410
United Technologies Corp.	138,500	9,420,770
		187,673,967

Communication Services (3.5%)
AT&T, Inc.	1,762,982	66,341,013
Qwest Communications International, Inc. † (S)	1,568,200	12,780,830
Sprint Nextel Corp.	1,419,700	25,313,251
Verizon Communications, Inc.	1,398,700	53,877,924
		158,313,018

Conglomerates (3.0%)
3M Co.	205,300	15,253,790
General Electric Co.	1,764,800	63,621,040
Honeywell International, Inc.	308,100	14,077,089
Textron, Inc. (S)	54,200	5,049,814
Tyco International, Ltd. (Bermuda)	1,181,650	37,671,002
		135,672,735

COMMON STOCKS (58.6%)* continued

	Shares	Value

Consumer Cyclicals (4.0%)
Big Lots, Inc. † (S)	533,000	$13,820,690
Black & Decker Manufacturing Co.	111,800	9,757,904
Carnival Corp. (S)	175,300	9,038,468
Federated Department Stores, Inc.	359,600	14,919,804
Ford Motor Co. (S)	706,200	5,741,406
Idearc, Inc. † (S)	74,105	2,402,484
Lennar Corp. (S)	264,300	14,372,634
Masco Corp. (S)	405,500	12,971,945
Nordstrom, Inc. (S)	86,300	4,807,773
NVR, Inc. † (S)	17,900	12,396,108
Office Depot, Inc. † (S)	430,300	16,088,917
OfficeMax, Inc.	443,700	21,426,273
TRW Automotive Holdings Corp. †	430,100	11,247,115
Walt Disney Co. (The)	477,400	16,790,158
Whirlpool Corp. (S)	151,800	13,879,074
		179,660,753

Consumer Finance (0.7%)
Capital One Financial Corp.	238,000	19,135,200
Countrywide Financial Corp.	267,500	11,630,900
		30,766,100

Consumer Staples (4.2%)
Alberto-Culver Co.	1,233,900	28,219,293
Altria Group, Inc.	263,500	23,027,265
Anheuser-Busch Cos., Inc.	275,000	14,016,750
Coca-Cola Co. (The)	173,500	8,307,180
Colgate-Palmolive Co.	218,700	14,937,210
Comcast Corp. Class A † (S)	219,100	9,710,512
General Mills, Inc.	332,900	19,055,196
Kroger Co.	234,300	5,998,080
Loews Corp. — Carolina Group	350,100	23,995,854
McDonald’s Corp.	66,400	2,944,840
Pepsi Bottling Group, Inc. (The)	585,600	18,522,528
Time Warner, Inc. (S)	392,600	8,586,162
W.W. Grainger, Inc. (S)	117,300	9,108,345
		186,429,215

Energy (3.4%)
Ashland, Inc.	123,400	8,582,470
Chevron Corp.	182,700	13,315,176
ConocoPhillips	333,000	22,114,530
Devon Energy Corp.	75,500	5,291,795
EOG Resources, Inc.	105,000	7,258,650
Exxon Mobil Corp.	339,600	25,164,360
Marathon Oil Corp.	408,000	36,858,720
Pride International, Inc. †	272,900	7,862,249
Sunoco, Inc.	173,700	10,965,681
Valero Energy Corp.	254,100	13,792,548
		151,206,179

COMMON STOCKS (58.6%)* continued

	Shares	Value

Financial (7.7%)
AMBAC Financial Group, Inc. (S)	222,000	$19,558,200
Assurant, Inc.	101,400	5,635,812
Citigroup, Inc. (S) #	2,284,600	125,949,998
Hospitality Properties Trust (‘R)	395,900	19,319,920
HRPT Properties Trust (‘R)	710,400	9,249,408
JPMorgan Chase & Co.	1,226,500	62,465,645
Lehman Brothers Holdings, Inc.	449,900	36,999,776
MGIC Investment Corp. (S)	182,300	11,251,556
PMI Group, Inc. (The) (S)	253,900	12,141,498
Radian Group, Inc. (S)	205,500	12,375,210
St. Paul Travelers Cos., Inc. (The)	591,900	30,098,115
		345,045,138

Health Care (3.1%)
AmerisourceBergen Corp.	302,900	15,865,902
Barr Pharmaceuticals, Inc. †	102,000	5,459,040
Boston Scientific Corp. †	587,500	10,839,375
McKesson Corp.	597,700	33,321,775
Merck & Co., Inc.	550,100	24,616,975
Pfizer, Inc.	1,380,800	36,232,192
Watson Pharmaceuticals, Inc. †	306,200	8,334,764
WellPoint, Inc. † (S)	62,500	4,898,750
		139,568,773

Insurance (3.1%)
ACE, Ltd. (Bermuda)	160,600	9,279,468
Allstate Corp. (The)	412,100	24,791,936
Berkshire Hathaway, Inc. Class B † (S)	3,260	11,955,561
Chubb Corp. (The)	567,800	29,548,312
Everest Re Group, Ltd. (Barbados)	215,800	20,198,880
Genworth Financial, Inc. Class A	355,560	12,409,044
Hartford Financial Services Group, Inc. (The)	130,654	12,400,371
Prudential Financial, Inc.	204,600	18,235,998
		138,819,570

Investment Banking/Brokerage (3.9%)
Allied Capital Corp. (S)	307,000	8,860,020
Bear Stearns Cos., Inc. (The)	213,900	35,261,415
Goldman Sachs Group, Inc. (The)	232,700	49,369,632
Merrill Lynch & Co., Inc.	372,200	34,823,032
Morgan Stanley	592,500	49,053,075
		177,367,174

Real Estate (0.5%)
Apartment Investment & Management Co. Class A (R)	145,700	9,125,191
Camden Property Trust (R) (S)	183,100	14,355,040
		23,480,231

COMMON STOCKS (58.6%)* continued

	Shares	Value

Technology (5.8%)
Accenture, Ltd. Class A (Bermuda)	262,000	$9,890,500
Acxiom Corp. (S)	436,300	9,904,010
Analog Devices, Inc.	43,400	1,421,350
Apple Computer, Inc. †	161,400	13,836,822
Applied Materials, Inc.	786,600	13,946,418
Dell, Inc. † (S)	357,200	8,662,100
Electronic Data Systems Corp.	221,400	5,825,034
Hewlett-Packard Co.	1,369,500	59,271,960
IBM Corp.	271,400	26,909,310
Intel Corp. (S)	368,300	7,719,568
Lexmark International, Inc. Class A †	189,500	11,944,185
Micron Technology, Inc. †	386,400	5,003,880
Microsoft Corp. (S)	1,156,000	35,674,160
Motorola, Inc.	2,045,900	40,611,115
National Semiconductor Corp. (S)	339,000	7,841,070
		258,461,482

Transportation (0.8%)
Overseas Shipholding Group (S)	413,500	25,690,755
Southwest Airlines Co. (S)	773,900	11,685,890
		37,376,645

Utilities & Power (3.1%)
Alliant Energy Corp.	513,100	18,651,185
Dominion Resources, Inc. (S)	87,650	7,271,444
Edison International	502,600	22,606,948
Entergy Corp.	51,400	4,772,490
FirstEnergy Corp.	537,200	31,872,076
Pepco Holdings, Inc.	560,400	14,335,032
PG&E Corp. (S)	641,750	29,956,890
Wisconsin Energy Corp.	223,500	10,406,160
		139,872,225

Total common stocks (cost $2,103,018,318)		$2,630,614,257

COLLATERALIZED MORTGAGE OBLIGATIONS (16.8%)*

	Principal amount	Value

AMP CMBS 144A FRB Ser. 06-1A, Class A, 6.11s, 2047
(Cayman Islands)	$1,910,000	$1,910,000
Amresco Commercial Mortgage Funding I 144A
Ser. 97-C1, Class G, 7s, 2029	1,030,000	1,028,077
Ser. 97-C1, Class H, 7s, 2029	664,000	663,084
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.147s, 2029	2,119,000	2,272,121
FRB Ser. 97-D5, Class A5, 7.154s, 2043	325,000	349,167
Banc of America Commercial Mortgage, Inc.
Ser. 01-1, Class G, 7.324s, 2036	950,000	997,895
Ser. 06-2, Class A4, 5.74s, 2045	6,224,000	6,357,481

COLLATERALIZED MORTGAGE OBLIGATIONS (16.8%)* continued

	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 06-4, Class A4, 5.634s, 2046	$3,420,000	$3,446,090
Ser. 06-5, Class A4, 5.414s, 2047	4,233,000	4,198,520
Ser. 04-3, Class A5, 5.303s, 2039	4,690,000	4,684,138
FRB Ser. 05-1, Class A5, 4.982s, 2042	252,000	248,125
Ser. 06-1, Class XC, Interest Only (IO), 0.042s, 2045	41,071,208	291,143
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	715,000	713,038
Ser. 02-PB2, Class XC, IO, 0.158s, 2035	9,388,078	175,293
Ser. 05-1, Class XW, IO, 0.103s, 2042	277,299,537	1,169,212
Ser. 04-5, Class XC, IO, 0.082s, 2041	49,479,005	640,355
Ser. 05-4, Class XC, IO, 0.05s, 2045	83,160,114	608,374
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 6.27s, 2018	142,000	142,687
FRB Ser. 04-BBA4, Class G, 6.02s, 2018	449,000	450,043
Banc of America Funding Corp. IFB Ser. 06-4,
Class A4, IO, 0.18s, 2036	2,921,867	4,916
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 8.32s, 2014	427,000	426,153
FRB Ser. 02-FL2A, Class K1, 7.82s, 2014	148,000	147,795
FRB Ser. 05-MIB1, Class K, 7.32s, 2022	496,000	495,598
FRB Ser. 05-ESHA, Class K, 7.12s, 2020	1,660,000	1,660,675
FRB Ser. 06-LAQ, Class M, 6.97s, 2021	1,104,000	1,105,512
FRB Ser. 06-LAQ, Class L, 6.87s, 2021	1,385,000	1,388,808
FRB Ser. 05-MIB1, Class J, 6.37s, 2022	1,400,000	1,406,982
FRB Ser. 05-ESHA, Class G, 6.2s, 2020	1,024,000	1,024,564
Ser. 06-LAQ, Class X1, IO, 0.697s, 2021	50,159,000	199,388
Ser. 03-BBA2, Class X1A, IO, 0.175s, 2015 (F)	4,621,138	1
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.418s, 2034	13,781,264	56,387
Ser. 05-E, Class 2, IO, 0.306s, 2035	34,569,000	209,907
IFB Ser. 06-2, Class A4, IO, 0.08s, 2036	2,722,869	13,442
Banc of America Structured Security Trust 144A
Ser. 02-X1, Class A3, 5.436s, 2033	1,750,539	1,747,653
Bayview Commercial Asset Trust Ser. 07-1, Class A,
IO, 1.211s, 2037	13,844,000	1,818,901
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 5.62s, 2035	1,685,131	1,690,355
Ser. 04-2, IO, 1.72s, 2034	8,387,345	591,373
Ser. 05-1A, IO, 1.6s, 2035	7,156,946	543,201
Ser. 04-3, IO, 1.6s, 2035	5,648,527	413,049
Ser. 06-2A, IO, 0.879s, 2036	3,291,608	297,799
Ser. 05-3A, IO, 0.775s, 2035	20,398,983	1,651,428
Bear Stearns Alternate Trust Ser. 04-9, Class 1A1, 4.86s, 2034	580,423	578,110
Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.195s, 2032	456,000	504,310
Ser. 05-PWR9, Class X1, IO, 0.071s, 2042	41,466,894	413,049
Ser. 04-PR3I, Class X1, IO, 0.027s, 2041	14,965,614	309,863

COLLATERALIZED MORTGAGE OBLIGATIONS (16.8%)* continued

	Principal amount	Value

Bear Stearns Commercial Mortgage Securities, Inc. 144A
FRB Ser. 05-LXR1, Class J, 6.97s, 2018	$1,795,000	$1,795,000
FRB Ser. 05-LXR1, Class H, 6.52s, 2018	997,000	997,000
FRB Ser. 05-LXR1, Class G, 6.27s, 2018	997,000	997,000
Ser. 06-BBA7, Class X1A, IO, 1.765s, 2019	31,284,000	398,762
Ser. 05-LXR1, Class X1, IO, 0.818s, 2018	96,649,000	145,447
Ser. 06-PW14, Class XW, IO, 0.691s, 2038	18,253,812	935,508
Ser. 06-PW14, Class X1, IO, 0.049s, 2038	19,630,346	347,365
Ser. 05-PW10, Class X1, IO, 0.032s, 2040	64,267,736	293,724
Bear Stearns Small Balance Commercial Trust 144A
Ser. 06-1A, Class AIO, IO, 1s, 2034	9,307,000	187,231
Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	553,000	582,068
Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	4,600,000	4,694,015
Ser. 98-1, Class G, 6.56s, 2030	1,171,000	1,216,524
Ser. 98-1, Class H, 6.34s, 2030	1,761,000	1,486,532
Citigroup Commercial Mortgage Trust 144A
Ser. 05-C3, Class XC, IO, 0.085s, 2043	117,994,755	1,226,039
Ser. 06-C5, Class XC, IO, 0.049s, 2049	123,496,000	1,751,135
Citigroup/Deutsche Bank Commercial Mortgage Trust
144A Ser. 06-CD2, Class X, IO, 0.087s, 2046	76,593,634	460,787
Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
Class A3, 6.57s, 2030	4,937,500	4,939,668
Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	2,013,000	2,064,043
Ser. 98-C2, Class F, 5.44s, 2030	3,255,000	3,246,702
Commercial Mortgage Pass-Through Certificates
Ser. 04-LB2A, Class A4, 4.715s, 2039	26,622,000	25,355,313
Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 01-J2A, Class A2F, 5.82s, 2034	1,590,000	1,605,518
Ser. 06-CN2A, Class H, 5.57s, 2019	939,000	928,583
Ser. 06-CN2A, Class J, 5.57s, 2019	751,000	740,058
Ser. 03-LB1A, Class X1, IO, 0.355s, 2038	9,122,467	371,649
Ser. 05-LP5, Class XC, IO, 0.072s, 2043	73,412,504	800,049
Ser. 06-C8, Class XS, IO, 0.045s, 2046	57,744,000	805,240
Ser. 05-C6, Class XC, IO, 0.043s, 2044	67,312,163	470,647
Countrywide Alternative Loan Trust
Ser. 06-OA10, Class XBI, IO, 2.097s, 2046	7,158,546	304,238
Ser. 05-24, Class 1AX, IO, 1.221s, 2035	16,943,024	283,762
Ser. 05-24, Class IIAX, IO, 1.201s, 2035	13,966,641	389,530
IFB Ser. 06-6CB, Class 1A3, IO, zero %, 2036	21,274,312	29,917
Countrywide Home Loans
Ser. 05-2, Class 2X, IO, 1.16s, 2035	16,291,388	351,283
Ser. 05-9, Class 1X, IO, 1.641s, 2035	13,980,992	286,173
Credit Suisse Mortgage Capital Certificates
Ser. 06-C4, Class A3, 5.467s, 2039	6,869,000	6,822,167
Credit Suisse Mortgage Capital Certificates 144A
Ser. 06-C5, Class AX, IO, 0.065s, 2039	36,745,029	649,101
Ser. 06-C3, Class AX, IO, 0.025s, 2038	103,173,018	100,800

COLLATERALIZED MORTGAGE OBLIGATIONS (16.8%)* continued

	Principal amount	Value

CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 6.12s, 2017	$1232,000	$231,999
FRB Ser. 06-A, Class C, 5.92s, 2017	688,000	687,996
Criimi Mae Commercial Mortgage Trust 144A
Ser. 98-C1, Class B, 7s, 2033	3,385,000	3,326,778
Crown Castle Towers, LLC 144A Ser. 05-1A,
Class D, 5.612s, 2035	2,903,000	2,871,793
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	1,239,000	1,353,446
Ser. 04-C2, Class A2, 5.416s, 2036	5,070,000	5,048,300
FRB Ser. 04-C3, Class A5, 5.113s, 2036	92,000	89,795
Ser. 05-C4, Class A5, 5.104s, 2038	2,284,000	2,219,271
Ser. 04-C3, Class A3, 4.302s, 2036	196,000	191,062
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 6.27s, 2020	259,000	258,998
FRB Ser. 04-TF2A, Class J, 6.27s, 2016	313,000	312,571
FRB Ser. 05-TF2A, Class J, 6.22s, 2020	1,237,000	1,237,000
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 04-TF2A, Class H, 6.02s, 2019	627,000	627,085
Ser. 01-CK1, Class AY, IO, 0.783s, 2035	67,907,000	1,636,665
Ser. 03-C3, Class AX, IO, 0.414s, 2038	60,518,178	2,418,268
Ser. 02-CP3, Class AX, IO, 0.335s, 2035	21,892,473	851,487
Ser. 05-C2, Class AX, IO, 0.101s, 2037	76,459,277	1,203,469
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	2,208,653	2,332,736
Ser. 99-CG2, Class B3, 6.1s, 2032	1,752,000	1,749,580
Ser. 99-CG2, Class B4, 6.1s, 2032	2,785,000	2,775,398
Ser. 98-CF2, Class B3, 6.04s, 2031	814,188	822,581
DLJ Mortgage Acceptance Corp. 144A Ser. 97-CF1,
Class A3, 7.76s, 2030	101,490	101,388
Fannie Mae
IFB Ser. 06-70, Class BS, 14.69s, 2036	449,863	523,818
Ser. 03-W6, Class PT1, 10.035s, 2042	265,734	283,958
Ser. 02-T12, Class A4, 9 1/2s, 2042	232,817	244,853
Ser. 02-T4, Class A4, 9 1/2s, 2041	1,339,509	1,398,046
Ser. 02-T6, Class A3, 9 1/2s, 2041	470,352	483,098
Ser. 04-T3, Class PT1, 9.386s, 2044	657,650	740,382
IFB Ser. 06-62, Class PS, 7.98s, 2036	1,626,522	1,769,739
IFB Ser. 05-37, Class SU, 7.92s, 2035	2,952,353	3,154,943
IFB Ser. 06-76, Class QB, 7.68s, 2036	1,739,541	1,858,527
IFB Ser. 06-48, Class TQ, 7.68s, 2036	3,046,403	3,200,977
Ser. 02-26, Class A2, 7 1/2s, 2048	2,122,142	2,205,275
Ser. 05-W3, Class 1A, 7 1/2s, 2045	2,590,453	2,717,008
Ser. 05-W1, Class 1A4, 7 1/2s, 2044	2,676,212	2,797,573
Ser. 04-W12, Class 1A4, 7 1/2s, 2044	659,384	689,484
Ser. 04-W14, Class 2A, 7 1/2s, 2044	326,112	340,989
Ser. 04-W8, Class 3A, 7 1/2s, 2044	3,153,807	3,299,706
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	1,768,156	1,848,910
Ser. 04-W2, Class 5A, 7 1/2s, 2044	4,141,950	4,326,508
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	66,722	69,740

COLLATERALIZED MORTGAGE OBLIGATIONS (16.8%)* continued

	Principal amount	Value

Fannie Mae
Ser. 04-W9, Class 2A3, 7 1/2s, 2044	$2,112,714	$2,206,714
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	987,214	1,031,911
Ser. 03-W1, Class 2A, 7 1/2s, 2042	488,750	507,296
Ser. 03-W4, Class 4A, 7 1/2s, 2042	304,554	316,181
Ser. 02-T18, Class A4, 7 1/2s, 2042	240,884	250,534
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	1,154,119	1,200,057
Ser. 02-T16, Class A3, 7 1/2s, 2042	2,298,630	2,390,258
Ser. 02-T19, Class A3, 7 1/2s, 2042	1,379,317	1,434,529
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	2,463,615	2,561,711
Ser. 02-W6, Class 2A, 7 1/2s, 2042	2,242,140	2,332,091
Ser. 02-T12, Class A3, 7 1/2s, 2042	381,502	395,450
Ser. 02-W4, Class A5, 7 1/2s, 2042	4,749,638	4,929,722
Ser. 02-W1, Class 2A, 7 1/2s, 2042	2,264,447	2,345,799
Ser. 02-14, Class A2, 7 1/2s, 2042	775,835	805,202
Ser. 01-T10, Class A2, 7 1/2s, 2041	2,237,755	2,317,319
Ser. 02-T4, Class A3, 7 1/2s, 2041	425,561	440,861
Ser. 02-T6, Class A2, 7 1/2s, 2041	5,494,184	5,680,437
Ser. 01-T12, Class A2, 7 1/2s, 2041	2,108,980	2,182,773
Ser. 01-T8, Class A1, 7 1/2s, 2041	1,998,956	2,064,892
Ser. 01-T7, Class A1, 7 1/2s, 2041	5,632,865	5,823,293
Ser. 01-T3, Class A1, 7 1/2s, 2040	353,054	365,457
Ser. 01-T1, Class A1, 7 1/2s, 2040	763,227	789,932
Ser. 99-T2, Class A1, 7 1/2s, 2039	216,542	226,337
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	907,892	942,279
Ser. 02-T1, Class A3, 7 1/2s, 2031	618,043	641,283
Ser. 00-T6, Class A1, 7 1/2s, 2030	1,854,616	1,924,961
Ser. 01-T5, Class A3, 7 1/2s, 2030	40,704	42,133
Ser. 02-W7, Class A5, 7 1/2s, 2029	1,445,338	1,501,218
Ser. 01-T4, Class A1, 7 1/2s, 2028	4,325,125	4,528,303
Ser. 02-W3, Class A5, 7 1/2s, 2028	1,230,997	1,277,593
IFB Ser. 06-63, Class SP, 7.38s, 2036	1,887,265	1,999,919
IFB Ser. 06-60, Class TK, 7.32s, 2036	881,648	905,342
Ser. 02-26, Class A1, 7s, 2048	1,326,416	1,362,583
Ser. 04-T3, Class 1A3, 7s, 2044	620,531	640,622
Ser. 03-W3, Class 1A2, 7s, 2042	637,874	655,703
Ser. 02-T16, Class A2, 7s, 2042	1,349,747	1,387,575
Ser. 02-14, Class A1, 7s, 2042	120,894	124,046
Ser. 02-T4, Class A2, 7s, 2041	770,136	789,271
Ser. 01-W3, Class A, 7s, 2041	484,308	498,825
Ser. 04-W1, Class 2A2, 7s, 2033	6,741,771	6,956,493
IFB Ser. 06-104, Class ES, 6.85s, 2036	2,163,535	2,257,103
IFB Ser. 06-104, Class CS, 5.76s, 2036	2,230,592	2,210,823
IFB Ser. 05-74, Class SK, 5 1/2s, 2035	3,041,240	3,020,351
IFB Ser. 05-74, Class CS, 5.39s, 2035	1,881,746	1,859,094
IFB Ser. 05-74, Class CP, 5.243s, 2035	1,650,017	1,640,564
IFB Ser. 05-76, Class SA, 5.243s, 2034	2,340,753	2,298,919
IFB Ser. 05-57, Class CD, 5.175s, 2035	1,494,670	1,480,160
IFB Ser. 06-8, Class PK, 5.12s, 2036	2,928,963	2,837,906
IFB Ser. 06-27, Class SP, 5.06s, 2036	2,143,000	2,116,250

COLLATERALIZED MORTGAGE OBLIGATIONS (16.8%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-8, Class HP, 5.06s, 2036	$2,572,852	$2,525,033
IFB Ser. 06-8, Class WK, 5.06s, 2036	3,989,034	3,879,162
IFB Ser. 05-106, Class US, 5.06s, 2035	3,979,077	3,943,810
IFB Ser. 05-99, Class SA, 5.06s, 2035	1,973,471	1,932,088
IFB Ser. 05-114, Class SP, 4.95s, 2036	1,128,071	1,069,553
IFB Ser. 05-45, Class DA, 4.913s, 2035	3,099,870	3,031,826
IFB Ser. 05-74, Class DM, 4.877s, 2035	3,768,921	3,670,513
IFB Ser. 05-45, Class DC, 4.803s, 2035	2,417,865	2,354,173
IFB Ser. 06-60, Class CS, 4.583s, 2036	827,034	772,219
IFB Ser. 05-57, Class DC, 4.485s, 2034	2,654,316	2,599,740
IFB Ser. 05-45, Class PC, 4.29s, 2034	1,397,000	1,359,770
IFB Ser. 05-95, Class CP, 4.089s, 2035	307,832	297,283
IFB Ser. 05-95, Class OP, 3.923s, 2035	1,046,000	943,645
IFB Ser. 05-106, Class JC, 3.628s, 2035	752,506	664,521
IFB Ser. 05-83, Class QP, 3.562s, 2034	642,378	586,786
IFB Ser. 02-36, Class QH, IO, 2.73s, 2029	301,244	1,843
IFB Ser. 06-90, Class SE, IO, 2.48s, 2036	2,451,503	212,687
IFB Ser. 03-66, Class SA, IO, 2.33s, 2033	3,461,727	256,929
Ser. 03-W12, Class 2, IO, 2.235s, 2043	9,054,019	508,013
IFB Ser. 03-48, Class S, IO, 2.23s, 2033	1,523,173	110,902
Ser. 03-W10, Class 1, IO, 1.943s, 2043	28,205,387	1,300,890
Ser. 03-W10, Class 3, IO, 1.93s, 2043	7,054,953	336,913
IFB Ser. 05-113, Class AI, IO, 1.91s, 2036	810,144	52,549
IFB Ser. 05-113, Class DI, IO, 1.91s, 2036	26,585,180	1,495,481
IFB Ser. 05-52, Class DC, IO, 1.88s, 2035	1,856,141	150,376
IFB Ser. 04-24, Class CS, IO, 1.83s, 2034	4,690,667	331,278
IFB Ser. 03-122, Class SA, IO, 1.78s, 2028	6,367,008	280,674
IFB Ser. 03-122, Class SJ, IO, 1.78s, 2028	6,646,100	319,562
IFB Ser. 06-60, Class DI, IO, 1 3/4s, 2035	2,399,027	119,120
IFB Ser. 04-60, Class SW, IO, 1.73s, 2034	8,654,995	557,954
IFB Ser. 05-65, Class KI, IO, 1.68s, 2035	17,789,484	853,067
Ser. 03-W8, Class 12, IO, 1.636s, 2042	28,689,350	1,219,522
IFB Ser. 05-42, Class SA, IO, 1.48s, 2035	7,140,012	360,072
IFB Ser. 05-73, Class SI, IO, 1.43s, 2035	1,839,034	89,582
IFB Ser. 05-17, Class ES, IO, 1.43s, 2035	3,819,100	220,549
IFB Ser. 05-17, Class SY, IO, 1.43s, 2035	1,756,367	100,489
IFB Ser. 05-82, Class SY, IO, 1.41s, 2035	8,122,321	380,551
IFB Ser. 05-45, Class SR, IO, 1.4s, 2035	11,109,029	530,568
IFB Ser. 05-95, Class CI, IO, 1.38s, 2035	4,116,440	236,033
IFB Ser. 05-84, Class SG, IO, 1.38s, 2035	7,094,119	384,839
IFB Ser. 05-69, Class AS, IO, 1.38s, 2035	1,802,038	94,044
IFB Ser. 05-54, Class SA, IO, 1.38s, 2035	7,908,500	353,411
IFB Ser. 05-23, Class SG, IO, 1.38s, 2035	5,701,724	339,431
IFB Ser. 05-29, Class SX, IO, 1.38s, 2035	6,665,179	345,250
IFB Ser. 05-57, Class CI, IO, 1.38s, 2035	4,978,284	232,541
IFB Ser. 05-17, Class SA, IO, 1.38s, 2035	5,082,434	278,883
IFB Ser. 05-17, Class SE, IO, 1.38s, 2035	5,393,537	291,720
IFB Ser. 05-57, Class DI, IO, 1.38s, 2035	11,852,871	521,932
IFB Ser. 04-92, Class S, IO, 1.38s, 2034	5,703,913	274,529

COLLATERALIZED MORTGAGE OBLIGATIONS (16.8%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-104, Class SI, IO, 1.38s, 2033	$9,675,642	$502,832
IFB Ser. 05-83, Class QI, IO, 1.37s, 2035	1,068,308	66,083
IFB Ser. 05-92, Class SC, IO, 1.36s, 2035	9,634,970	520,477
IFB Ser. 05-73, Class SD, IO, 1.36s, 2035	4,712,689	278,071
IFB Ser. 05-83, Class SL, IO, 1.35s, 2035	12,777,601	590,024
Ser. 06-116, Class ES, IO, 1.33s, 2036	2,113,825	78,608
IFB Ser. 06-20, Class IG, IO, 1.33s, 2036	22,932,016	898,861
IFB Ser. 06-104, Class IM, IO, 1.3s, 2036	906,000	46,931
IFB Ser. 06-104, Class SY, IO, 1.3s, 2036	2,253,201	88,905
Ser. 06-104, Class SG, IO, 1.28s, 2036	4,573,204	177,664
IFB Ser. 06-104, Class CI, IO, 1.28s, 2036	890,918	48,625
IFB Ser. 06-44, Class IS, IO, 1.28s, 2036	4,661,277	241,804
IFB Ser. 06-45, Class SM, IO, 1.28s, 2036	5,563,956	210,373
IFB Ser. 06-42, Class IB, IO, 1.27s, 2036	4,588,988	172,623
IFB Ser. 06-20, Class IB, IO, 1.27s, 2036	9,828,123	369,703
IFB Ser. 05-95, Class OI, IO, 1.27s, 2035	602,630	37,080
IFB Ser. 06-92, Class JI, IO, 1.26s, 2036	2,268,113	114,449
IFB Ser. 06-99, Class AS, IO, 1.26s, 2036	2,772,237	129,463
IFB Ser. 06-85, Class TS, IO, 1.24s, 2036	6,173,082	232,984
IFB Ser. 06-61, Class SE, IO, 1.23s, 2036	6,304,055	217,679
Ser. 06-94, Class NI, IO, 1.18s, 2036	2,258,497	83,916
IFB Ser. 03-112, Class SA, IO, 1.18s, 2028	3,420,370	91,926
Ser. 03-W17, Class 12, IO, 1.156s, 2033	8,709,540	348,382
IFB Ser. 05-67, Class BS, IO, 0.83s, 2035	4,691,672	130,487
Ser. 03-T2, Class 2, IO, 0.825s, 2042	41,869,908	829,475
IFB Ser. 05-74, Class SE, IO, 0.78s, 2035	16,008,858	395,319
IFB Ser. 05-82, Class SI, IO, 0.78s, 2035	15,015,698	424,663
IFB Ser. 05-87, Class SE, IO, 0.73s, 2035	27,741,638	742,099
Ser. 03-W3, Class 2IO1, IO, 0.683s, 2042	3,787,821	66,176
Ser. 03-W6, Class 51, IO, 0.68s, 2042	12,173,277	201,722
IFB Ser. 05-58, Class IK, IO, 0.68s, 2035	4,317,620	170,471
IFB Ser. 04-54, Class SW, IO, 0.68s, 2033	2,138,589	52,817
Ser. 06-W3, Class 1AS, IO, 0.662s, 2046	9,653,699	250,393
Ser. 01-T12, Class IO, 0.569s, 2041	24,770,514	312,823
Ser. 03-W2, Class 1, IO, 0.469s, 2042	22,352,039	247,842
Ser. 02-T4, IO, 0.453s, 2041	8,926,380	85,437
Ser. 03-W3, Class 1, IO, 0.443s, 2042	29,197,279	264,306
Ser. 02-T1, Class IO, IO, 0.426s, 2031	23,226,680	216,223
Ser. 03-W6, Class 3, IO, 0.366s, 2042	16,149,298	143,439
Ser. 03-W6, Class 23, IO, 0.352s, 2042	17,632,852	151,349
Ser. 03-W4, Class 3A, IO, 0.334s, 2042	15,539,672	139,238
Ser. 01-79, Class BI, IO, 0.333s, 2045	4,558,453	40,890
Ser. 03-W8, Class 11, IO, 0.03s, 2042	2,898,812	96
Ser. 03-W6, Class 21, IO, 0.004s, 2042	1,364,200	4
Ser. 06-104, Class EK, zero %, 2036	440,503	422,778
Ser. 06-84, Class OP, Principal Only (PO), zero %, 2036	125,493	121,332
Ser. 372, Class 1, PO, zero %, 2036	1,515,398	1,191,188
Ser. 371, Class 1, PO, zero %, 2036	1,738,444	1,442,427
Ser. 05-113, Class DO, PO, zero %, 2036	4,085,928	3,267,603

COLLATERALIZED MORTGAGE OBLIGATIONS (16.8%)* continued

	Principal amount	Value

Fannie Mae
Ser. 367, Class 1, PO, zero %, 2036	$1,178,257	$874,192
Ser. 363, Class 1, PO, zero %, 2035	15,598,712	11,585,209
Ser. 361, Class 1, PO, zero %, 2035	8,329,901	6,670,765
Ser. 04-38, Class AO, PO, zero %, 2034	4,565,390	3,304,914
Ser. 02-82, Class TO, PO, zero %, 2032	1,402,745	1,117,160
Ser. 04-61, Class CO, PO, zero %, 2031	3,065,000	2,428,534
FRB Ser. 05-117, Class GF, zero %, 2036	848,684	786,042
FRB Ser. 05-65, Class ER, zero %, 2035	2,782,348	2,652,933
FRB Ser. 05-57, Class UL, zero %, 2035	2,809,641	2,706,673
FRB Ser. 05-36, Class QA, zero %, 2035	547,214	499,593
FRB Ser. 05-65, Class CU, zero %, 2034	382,292	458,434
FRB Ser. 05-81, Class DF, zero %, 2033	351,822	358,858
FRB Ser. 06-1, Class HF, zero %, 2032	326,605	311,276
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	246,054	255,871
Ser. T-60, Class 1A3, 7 1/2s, 2044	4,839,493	5,061,240
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	3,244,578	3,400,326
Ser. T-58, Class 4A, 7 1/2s, 2043	635,843	662,290
Ser. T-57, Class 1A3, 7 1/2s, 2043	3,595,589	3,748,818
Ser. T-51, Class 2A, 7 1/2s, 2042	660,860	685,261
Ser. T-42, Class A5, 7 1/2s, 2042	1,036,034	1,074,101
Ser. T-41, Class 3A, 7 1/2s, 2032	2,975,270	3,086,730
Ser. T-60, Class 1A2, 7s, 2044	4,511,995	4,657,051
Ser. T-41, Class 2A, 7s, 2032	107,049	109,765
Ser. T-56, Class A, IO, 0.574s, 2043	10,679,836	140,084
Ser. T-56, Class 3, IO, 0.355s, 2043	13,026,265	110,792
Ser. T-56, Class 1, IO, 0.284s, 2043	16,260,710	91,958
Ser. T-56, Class 2, IO, 0.046s, 2043	14,757,967	33,409
FFCA Secured Lending Corp. 144A Ser. 00-1,
Class A2, 7.77s, 2027	5,240,973	5,572,743
First Union National Bank-Bank of America Commercial
Mortgage 144A Ser. 01-C1, Class 3, IO, 1.686s, 2033	31,040,840	1,716,539
First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	2,726,000	2,930,278
Ser. 97-C2, Class G, 7 1/2s, 2029	832,000	914,932
First Union-Lehman Brothers-Bank of America 144A
Ser. 98-C2, Class G, 7s, 2035	3,410,000	3,685,494
Freddie Mac
IFB Ser. 2990, Class LB, 9.048s, 2034	3,003,757	2,693,882
IFB Ser. 3153, Class UK, 7 1/2s, 2036	687,549	747,477
IFB Ser. 3202, Class PS, 7.32s, 2036	1,132,886	1,170,417
IFB Ser. 3182, Class PS, 7.32s, 2032	2,478,675	2,644,298
IFB Ser. 3202, Class HM, 6.65s, 2036	724,800	740,818
IFB Ser. 3153, Class SX, 6.65s, 2036	954,459	988,886
IFB Ser. 3081, Class DC, 5.22s, 2035	1,589,728	1,534,291
IFB Ser. 3114, Class GK, 5.12s, 2036	1,006,729	974,171

COLLATERALIZED MORTGAGE OBLIGATIONS (16.8%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 2976, Class KL, 4.877s, 2035	$2,847,553	$2,736,558
IFB Ser. 2990, Class DP, 4.767s, 2034	2,471,503	2,387,099
IFB Ser. 2979, Class AS, 4.767s, 2034	707,329	681,246
IFB Ser. 3153, Class UT, 4.51s, 2036	554,906	521,241
IFB Ser. 3065, Class DC, 3.9s, 2035	2,408,369	2,174,244
IFB Ser. 3050, Class SA, 3.575s, 2034	1,718,762	1,549,969
IFB Ser. 2990, Class WP, 3.302s, 2035	1,908,546	1,792,380
IFB Ser. 2927, Class SI, IO, 3.18s, 2035	4,274,115	437,802
IFB Ser. 2828, Class GI, IO, 2.18s, 2034	4,835,007	410,449
IFB Ser. 2869, Class SH, IO, 1.98s, 2034	2,433,283	129,396
IFB Ser. 2869, Class JS, IO, 1.93s, 2034	11,601,469	605,175
IFB Ser. 2815, Class PT, IO, 1.73s, 2032	4,786,687	287,244
IFB Ser. 2828, Class TI, IO, 1.73s, 2030	2,275,347	133,321
IFB Ser. 3033, Class SF, IO, 1.48s, 2035	3,325,505	112,236
IFB Ser. 3028, Class ES, IO, 1.43s, 2035	12,176,239	745,043
IFB Ser. 2922, Class SE, IO, 1.43s, 2035	6,260,744	287,603
IFB Ser. 3045, Class DI, IO, 1.41s, 2035	21,137,423	870,006
Ser. 3236, Class ES, IO, 1.38s, 2036	4,082,321	171,457
IFB Ser. 3136, Class NS, IO, 1.38s, 2036	6,522,360	346,655
IFB Ser. 3118, Class SD, IO, 1.38s, 2036	10,299,701	411,988
IFB Ser. 3054, Class CS, IO, 1.38s, 2035	2,565,640	101,830
IFB Ser. 3107, Class DC, IO, 1.38s, 2035	11,571,861	714,046
IFB Ser. 3129, Class SP, IO, 1.38s, 2035	4,729,494	209,138
IFB Ser. 3066, Class SI, IO, 1.38s, 2035	7,883,749	471,461
IFB Ser. 2927, Class ES, IO, 1.38s, 2035	3,423,829	144,788
IFB Ser. 2950, Class SM, IO, 1.38s, 2016	4,834,270	253,799
IFB Ser. 3031, Class BI, IO, 1.37s, 2035	2,247,804	144,558
IFB Ser. 3067, Class SI, IO, 1.33s, 2035	9,265,811	575,991
IFB Ser. 2986, Class WS, IO, 1.33s, 2035	2,569,921	66,566
IFB Ser. 2962, Class BS, IO, 1.33s, 2035	14,247,245	636,469
IFB Ser. 3114, Class TS, IO, 1.33s, 2030	16,151,800	657,385
IFB Ser. 3128, Class JI, IO, 1.31s, 2036	7,102,468	341,049
IFB Ser. 2990, Class LI, IO, 1.31s, 2034	4,357,636	252,089
IFB Ser. 3229, Class BI, IO, 1.3s, 2036	811,047	31,875
IFB Ser. 3065, Class DI, IO, 1.3s, 2035	1,721,985	101,782
IFB Ser. 3145, Class GI, IO, 1.28s, 2036	5,748,748	336,097
IFB Ser. 3114, Class GI, IO, 1.28s, 2036	2,417,817	145,230
IFB Ser. 3174, Class BS, IO, 1.2s, 2036	4,817,978	172,522
IFB Ser. 3152, Class SY, IO, 1.16s, 2036	5,275,377	291,544
IFB Ser. 3081, Class DI, IO, 1.16s, 2035	2,112,361	103,421
IFB Ser. 3199, Class S, IO, 1.13s, 2036	2,859,307	133,695
IFB Ser. 3016, Class SP, IO, 0.79s, 2035	2,197,034	51,718
IFB Ser. 3016, Class SQ, IO, 0.79s, 2035	4,975,127	122,040
IFB Ser. 2957, Class SW, IO, 0.68s, 2035	11,096,378	251,402
IFB Ser. 2815, Class S, IO, 0.68s, 2032	5,030,594	118,590
Ser. 242, PO, zero %, 2036	21,864,877	17,431,628
Ser. 239, PO, zero %, 2036	20,838,198	16,310,046
Ser. 3174, PO, zero %, 2036	389,268	319,400
Ser. 236, PO, zero %, 2036	8,807,188	6,915,268

COLLATERALIZED MORTGAGE OBLIGATIONS (16.8%)* continued

	Principal amount	Value

Freddie Mac
Ser. 3045, Class DO, PO, zero %, 2035	$1,667,351	$1,318,794
Ser. 231, PO, zero %, 2035	32,373,781	24,114,020
Ser. 3130, Class KO, PO, zero %, 2034	721,552	561,122
FRB Ser. 3213, Class FX, zero %, 2036	407,484	391,312
FRB Ser. 3231, Class X, zero %, 2036	461,448	462,457
FRB Ser. 3048, Class XG, zero %, 2035	241,596	219,852
FRB Ser. 3022, Class TC, zero %, 2035	369,620	388,563
FRB Ser. 3003, Class XF, zero %, 2035	2,364,809	2,324,158
FRB Ser. 2986, Class XT, zero %, 2035	234,501	230,471
FRB Ser. 2958, Class FL, zero %, 2035	994,742	884,000
FRB Ser. 3046, Class WF, zero %, 2035	466,893	446,713
FRB Ser. 3054, Class XF, zero %, 2034	229,992	224,314
GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.073s, 2043	88,218,980	733,839
Ser. 05-C3, Class XC, IO, 0.042s, 2045	231,539,559	1,239,200
GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 7.814s, 2036	592,000	625,052
Ser. 04-C2, Class A4, 5.301s, 2038	10,233,000	10,108,260
GMAC Commercial Mortgage Securities, Inc.
Ser. 03-C2, Class A2, 5.284s, 2040	6,249,000	6,264,872
Ser. 97-C1, Class X, IO, 1.517s, 2029	12,328,117	314,944
Ser. 05-C1, Class X1, IO, 0.172s, 2043	98,705,898	1,461,341
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	1,614,303	1,654,901
Ser. 06-C1, Class XC, IO, 0.038s, 2045	128,299,046	917,082
Government National Mortgage Association
IFB Ser. 06-34, Class SA, 7.62s, 2036	409,163	419,233
IFB Ser. 05-7, Class JM, 5.016s, 2034	3,044,990	2,967,191
IFB Ser. 05-66, Class SP, 3.1s, 2035	1,457,260	1,291,460
IFB Ser. 05-68, Class SN, IO, 1.88s, 2034	7,571,226	386,814
IFB Ser. 04-86, Class SW, IO, 1.43s, 2034	5,576,570	277,453
IFB Ser. 05-65, Class SI, IO, 1.03s, 2035	5,679,362	209,516
IFB Ser. 05-68, Class SI, IO, 0.98s, 2035	19,683,654	802,375
IFB Ser. 06-14, Class S, IO, 0.93s, 2036	5,347,806	177,946
IFB Ser. 05-51, Class SJ, IO, 0.88s, 2035	5,790,313	220,270
IFB Ser. 05-68, Class S, IO, 0.88s, 2035	11,248,966	416,892
IFB Ser. 05-28, Class SA, IO, 0.88s, 2035	13,666,643	420,375
Ser. 98-2, Class EA, PO, zero %, 2028	125,649	102,077
Greenpoint Mortgage Funding Trust Ser. 05-AR1,
Class X1, IO, 1.36s, 2045	9,205,236	235,884
Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class XC, IO, 0.046s, 2037	184,658,584	807,881
Greenwich Capital Commercial Funding Corp. 144A
Ser. 05-GG3, Class XC, IO, 0.091s, 2042	126,721,971	2,033,888
GS Mortgage Securities Corp. II
Ser. 06-GG8, Class A4, 5.56s, 2039	4,326,000	4,336,945
Ser. 04-GG2, Class A6, 5.396s, 2038	3,745,000	3,729,458
Ser. 05-GG4, Class A4, 4.761s, 2039	197,000	187,100
Ser. 05-GG4, Class A4B, 4.732s, 2039	835,000	785,385

COLLATERALIZED MORTGAGE OBLIGATIONS (16.8%)* continued

	Principal amount	Value

GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L, 8.57s, 2015	$565,000	$565,353
Ser. 98-C1, Class F, 6s, 2030	1,286,000	1,289,228
Ser. 03-C1, Class X1, IO, 0.246s, 2040	29,047,800	508,337
Ser. 05-GG4, Class XC, IO, 0.151s, 2039	108,120,920	1,892,116
Ser. 04-C1, Class X1, IO, 0.132s, 2028	36,209,617	251,770
Ser. 06-GG6, Class XC, IO, 0.033s, 2038	52,946,852	184,073
GSR Mortgage Loan Trust Ser. 05-AR2, Class 2A1,
4.858s, 2035	2,071,534	2,047,607
JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	911,000	988,818
Ser. 06-CB16, Class A4, 5.552s, 2045	4,616,000	4,613,830
Ser. 06-CB14, Class A4, 5.481s, 2044	8,500,000	8,460,135
Ser. 06-CB14, Class AM, 5.445s, 2044	5,502,000	5,492,702
FRB Ser. 04-PNC1, Class A4, 5.373s, 2041	75,000	74,860
Ser. 06-LDP9, Class A3, 5.336s, 2047	5,650,000	5,545,814
Ser. 05-CB11, Class A4, 5.335s, 2037	6,441,000	6,374,208
Ser. 05-CB12, Class A4, 4.895s, 2037	198,000	189,864
Ser. 04-C3, Class A5, 4.878s, 2042	189,000	181,404
Ser. 05-LDP2, Class AM, 4.78s, 2042	1,990,000	1,887,978
Ser. 06-CB17, Class X, IO, 0.515s, 2043	43,010,094	1,760,833
Ser. 06-LDP9, Class X, IO, 0.456s, 2047	9,845,463	346,166
Ser. 06-LDP7, Class X, IO, 0.009s, 2045	229,529,670	197,253
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 06-FL2A, Class X1, IO, 0.751s, 2018	103,849,626	486,795
Ser. 03-ML1A, Class X1, IO, 0.315s, 2039	48,290,876	1,720,362
Ser. 05-LDP2, Class X1, IO, 0.098s, 2042	167,908,404	2,912,161
Ser. 05-CB12, Class X1, IO, 0.072s, 2037	55,782,539	618,838
Ser. 05-LDP1, Class X1, IO, 0.069s, 2046	37,726,904	356,637
Ser. 05-LDP3, Class X1, IO, 0.043s, 2042	82,383,231	643,619
Ser. 05-LDP5, Class X1, IO, 0.038s, 2044	346,617,403	1,611,230
Ser. 06-LDP6, Class X1, IO, 0.036s, 2043	68,667,446	375,525
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	715,303	723,665
Ser. 99-C1, Class G, 6.41s, 2031	765,731	786,194
Ser. 98-C4, Class G, 5.6s, 2035	634,000	620,715
Ser. 98-C4, Class H, 5.6s, 2035	1,074,000	1,031,998
LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	67,000	69,253
Ser. 05-C7, Class AM, 5.263s, 2040	1,044,000	1,021,913
Ser. 04-C7, Class A6, 4.786s, 2029	1,733,000	1,655,231
LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.719s, 2038	30,515,689	1,517,440
Ser. 05-C3, Class XCL, IO, 0.124s, 2040	67,345,581	1,448,213
Ser. 05-C2, Class XCL, IO, 0.111s, 2040	134,462,378	1,396,156
Ser. 05-C5, Class XCL, IO, 0.097s, 2020	70,157,193	1,002,437
Ser. 05-C7, Class XCL, IO, 0.083s, 2040	83,705,109	794,544
Ser. 06-C7, Class XCL, IO, 0.065s, 2038	22,181,685	388,180
Ser. 06-C1, Class XCL, IO, 0.061s, 2041	67,001,939	748,532

COLLATERALIZED MORTGAGE OBLIGATIONS (16.8%)* continued

	Principal amount	Value

Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A
FRB Ser. 03-LLFA, Class L, 9.07s, 2014	$1,704,000	$1,704,266
FRB Ser. 04-LLFA, Class H, 6.27s, 2017	733,000	734,947
FRB Ser. 05-LLFA, 6.12s, 2018	423,000	421,943
Lehman Mortgage Trust
Ser. 06-9, Class 2A2, IO, 1.3s, 2037	4,754,521	213,153
IFB Ser. 06-5, Class 2A2, IO, 1.83s, 2036	8,799,301	405,679
Ser. 06-9, Class 2A3, IO, 1.3s, 2036	8,840,188	449,975
IFB Ser. 06-7, Class 2A4, IO, 1.23s, 2036	13,313,103	471,104
IFB Ser. 06-7, Class 2A5, IO, 1.23s, 2036	11,513,334	558,944
IFB Ser. 06-6, Class 1A2, IO, 1.18s, 2036	5,011,901	190,888
IFB Ser. 06-6, Class 1A3, IO, 1.18s, 2036	6,641,036	300,124
IFB Ser. 06-5, Class 1A3, IO, 0.08s, 2036	2,387,699	9,294
IFB Ser. 06-4, Class 1A3, IO, 0.08s, 2036	1,927,235	11,235
IFB Ser. 06-7, Class 1A3, IO, 0.03s, 2036	5,309,708	22,402
IFB Ser. 06-6, Class 4A2, IO, 0.03s, 2036	5,085,571	9,535
IFB Ser. 06-7, Class 1A9, 9s, 2036	962,086	1,032,154
IFB Ser. 05-2, Class 5A2, 3.59s, 2035	3,136,601	2,581,490
IFB Ser. 06-7, Class 4A2, IO, 2.43s, 2036	4,514,923	227,532
Ser. 07-1, Class 3A2, IO, 1.93s, 2037	4,210,000	251,294
IFB Ser. 06-9, Class 3A2, IO, 1.91s, 2037	2,730,133	146,646
IFB Ser. 06-9, Class 1A6, IO, zero %, 2037	4,893,865	9,716
MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 4.661s, 2034	702,161	707,265
Ser. 04-13, Class 3A6, 3.786s, 2034	2,253,000	2,162,048
Ser. 06-OA1, Class X, IO, 2.035s, 2046	5,822,433	214,702
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	2,723,063	52,759
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	6,739,572	16,849
Merrill Lynch Capital Funding Corp. Ser. 06-4,
Class XC, IO, 0.051s, 2049	89,785,000	1,294,979
Merrill Lynch Floating Trust 144A
Ser. 06-1, Class X1TM, IO, 6.166s, 2022	10,040,000	416,660
FRB Ser. 06-1, Class TM, 5.82s, 2022	1,020,000	1,021,391
Ser. 06-1, Class X1A, IO, 1.286s, 2022	50,359,667	722,107
Merrill Lynch Mortgage Investors, Inc. Ser. 98-C3,
Class E, 7.116s, 2030	644,000	684,433
Merrill Lynch Mortgage Investors, Inc. FRB
Ser. 05-A9, Class 3A1, 5.291s, 2035	4,145,736	4,108,166
Merrill Lynch Mortgage Trust
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	193,000	185,024
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	187,000	177,687
Ser. 05-MCP1, Class XC, IO, 0.086s, 2043	71,565,196	995,204
Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.149s, 2039	16,644,205	364,092
Ser. 05-LC1, Class X, IO, 0.107s, 2044	37,837,808	353,784
Merrill Lynch/Countrywide Commercial Mortgage Trust
144A Ser. 06-1, Class X, IO, 0.081s, 2039	30,420,000	166,359

COLLATERALIZED MORTGAGE OBLIGATIONS (16.8%)* continued

	Principal amount	Value

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.049s, 2037	$3,196,292	$1,076,751
Ser. 04-C2, Class X, IO, 6.414s, 2040	2,510,256	793,084
Ser. 05-C3, Class X, IO, 5.557s, 2044	2,887,181	881,944
Ser. 06-C4, Class X, IO, 5.475s, 2016	8,768,000	3,011,224
Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.674s, 2043	10,639,333	618,890
Ser. 05-HQ6, Class X1, IO, 0.073s, 2042	76,681,394	772,805
Morgan Stanley Capital I
Ser. 05-HQ6, Class A4A, 4.989s, 2042	3,963,000	3,804,552
Ser. 04-HQ4, Class A7, 4.97s, 2040	2,047,000	1,984,976
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	482,000	487,787
Ser. 04-RR, Class F5, 6s, 2039	1,000,000	877,305
Ser. 04-RR, Class F6, 6s, 2039	1,700,000	1,421,309
Morgan Stanley Dean Witter Capital I Ser. 00-LIF2,
Class A1, 6.96s, 2033	132,361	132,664
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.393s, 2035	5,251,529	5,234,802
IFB Ser. 06-7, Class 4A3, IO, zero %, 2036	2,769,283	7,834
Mortgage Capital Funding, Inc. FRB Ser. 98-MC2,
Class E, 7.09s, 2030	1,020,000	1,039,814
Permanent Financing PLC FRB Ser. 8, Class 2C,
5 3/4s, 2042 (United Kingdom)	2,054,000	2,053,879
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	3,870,000	3,991,905
Ser. 00-C1, Class J, 6 5/8s, 2010	456,000	444,035
Ser. 00-C2, Class J, 6.22s, 2033	1,113,000	1,130,975
Pure Mortgages 144A
FRB Ser. 04-1A, Class F, 8.9s, 2034 (Ireland)	2,645,000	2,671,450
Ser. 04-1A, Class E, 6.65s, 2034 (Ireland)	1,041,000	1,041,000
Residential Asset Securitization Trust IFB
Ser. 06-A7CB, Class 1A6, IO, 0.23s, 2036	1,258,063	11,794
Residential Funding Mortgage Securities I
Ser. 04-S5, Class 2A1, 4 1/2s, 2019	2,886,483	2,657,873
Salomon Brothers Mortgage Securities VII 144A
Ser. 02-KEY2, Class X1, IO, 0.882s, 2036	21,017,853	1,011,484
SBA CMBS Trust 144A Ser. 05-1A, Class D, 6.219s, 2035	600,000	596,011
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018 (Cayman Islands)	757,000	666,751
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)	513,000	433,986
Ser. 04-1A, Class L, 5s, 2018 (Cayman Islands)	337,000	298,745
Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 05-18, Class 6A1, 5.271s, 2035	2,536,808	2,517,402
Ser. 04-8, Class 1A3, 4.654s, 2034	44,894	45,194
Ser. 05-9, Class AX, IO, 0.975s, 2035	30,808,684	459,049
Wachovia Bank Commercial Mortgage Trust
Ser. 06-C23, Class A4, 5.418s, 2045	24,362,000	24,181,387
Ser. 05-C17, Class A4, 5.083s, 2042	7,065,000	6,875,784
Ser. 04-C15, Class A4, 4.803s, 2041	3,055,000	2,911,401

COLLATERALIZED MORTGAGE OBLIGATIONS (16.8%)* continued

	Principal amount	Value

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C28, Class XC, IO, 0.381s, 2048	$14,868,787	$417,367
Ser. 06-C29, IO, 0.372s, 2048	97,814,560	2,944,218
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 8.62s, 2018	771,000	770,969
Ser. 03-C3, Class IOI, IO, 0.309s, 2035	17,525,796	528,158
Ser. 06-C23, Class XC, IO, 0.045s, 2045	90,822,640	558,559
Ser. 06-C26, Class XC, IO, 0.037s, 2045	35,092,234	133,701
Washington Mutual 144A Ser. 06-SL1, Class X, IO,
0.938s, 2043	7,737,995	402,013
Washington Mutual Asset Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036	222,000	212,759
Ser. 06-SL1, Class A, 5.305s, 2043	5,342,581	5,313,820
Washington Mutual Multi-Fam., Mtge. 144A Ser. 01-1,
Class B5, 7.192s, 2031 (Cayman Islands)	1,305,000	1,358,082
Wells Fargo Mortgage Backed Securities Trust
Ser. 06-AR10, Class 3A1, 5.162s, 2036	3,468,598	3,483,095
Ser. 05-AR2, Class 2A1, 4.546s, 2035	1,532,716	1,521,879
Ser. 04-R, Class 2A1, 4.36s, 2034	1,552,433	1,527,327
Ser. 05-AR9, Class 1A2, 4.354s, 2035	2,113,752	2,069,246
Ser. 05-AR12, Class 2A5, 4.32s, 2035	21,411,000	20,610,229
Ser. 05-AR10, Class 2A18, IO, 0.61s, 2035	44,983,000	501,033

Total collateralized mortgage obligations (cost $776,087,088)		$758,284,853

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (13.3%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association
Pass-Through Certificates 7s, with due dates from
August 15, 2029 to October 15, 2031	$273,008	$283,451

U.S. Government Agency Mortgage Obligations (13.3%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
8 3/4s, with due dates from May 1, 2009 to June 1, 2009	100,956	102,641
6s, with due dates from September 1, 2021 to March 1, 2035	74,081	74,754
5 1/2s, June 1, 2035	2,448,715	2,413,512
5 1/2s, July 1, 2016	424,110	423,596
Federal National Mortgage Association Pass-Through Certificates
11s, with due dates from October 1, 2015 to March 1, 2016	7,704	8,336
9s, with due dates from January 1, 2027 to July 1, 2032	235,191	254,563
8 3/4s, July 1, 2009	2,903	2,956
8s, with due dates from August 1, 2026 to July 1, 2033	1,014,919	1,041,503
7 1/2s, with due dates from October 1, 2025 to July 1, 2033	631,117	652,281
7s, with due dates from February 1, 2033 to January 1, 2036	5,469,302	5,613,246
7s, with due dates from November 1, 2007 to February 1, 2017	959,588	982,257
6 1/2s, December 1, 2034	18,480	18,810
6 1/2s, with due dates from July 1, 2010 to May 1, 2011	225,932	230,793
6s, with due dates from June 1, 2021 to June 1, 2036	266,585,438	269,700,193

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (13.3%)* continued

	Principal amount	Value

U.S. Government Agency Mortgage Obligations continued
Federal National Mortgage Association Pass-Through Certificates
6s, with due dates from September 1, 2008 to May 1, 2021	$98,777,484	$99,937,029
6s, TBA, February 1, 2037	57,500,000	57,693,166
6s, TBA, February 1, 2022	24,300,000	24,573,375
5 1/2s, with due dates from August 1, 2021 to April 1, 2036	691,313	684,491
5 1/2s, with due dates from April 1, 2009 to January 1, 2021	146,517	145,945
5 1/2s, TBA, February 1, 2037	80,100,000	78,798,375
5s, with due dates from June 1, 2021 to May 1, 2036	20,160,243	19,379,120
5s, April 1, 2021	237,376	232,276
5s, TBA, February 1, 2037	13,400,000	12,861,907
4 1/2s, with due dates from April 1, 2020 to January 1, 2021	21,287,906	20,449,809
4s, with due dates from May 1, 2019 to August 1, 2020	858,983	804,938
		597,079,872

Total U.S. government and agency mortgage obligations (cost $599,201,432)		$597,363,323

U.S. TREASURY OBLIGATIONS (0.3%)* (cost $15,669,932)

	Principal amount	Value

U.S. Treasury Notes 3 7/8s, May 15, 2010	$16,000,000	$15,542,499

CORPORATE BONDS AND NOTES (4.8%)*

	Principal amount	Value

Basic Materials (0.2%)
Dow Chemical Co. (The) Pass Through Trust 144A
company guaranty 4.027s, 2009	$1,510,000	$1,447,673
Georgia-Pacific Corp. debs. 9 1/2s, 2011	765,000	841,500
Georgia-Pacific Corp. notes 8 1/8s, 2011	635,000	666,750
ICI Wilmington, Inc. company guaranty 5 5/8s, 2013	1,235,000	1,223,763
Lafarge SA notes 6 1/2s, 2016 (France)	325,000	329,485
Lubrizol Corp. (The) sr. notes 5 1/2s, 2014	470,000	455,702
Newmont Mining Corp. notes 5 7/8s, 2035	675,000	626,071
Potash Corp. of Saskatchewan notes 5 7/8s, 2036
(Canada)	785,000	757,252
Westvaco Corp./NY unsec. notes 7 1/2s, 2027	175,000	183,850
Xstrata Finance Canada, Ltd. 144A company
guaranty 5.8s, 2016 (Canada)	735,000	730,383
		7,262,429

Capital Goods (—%)
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015	435,000	412,163
L-3 Communications Corp. sr. sub. notes Class B,
6 3/8s, 2015	595,000	576,406
Legrand SA debs. 8 1/2s, 2025 (France)	860,000	1,001,900
		1,990,469

CORPORATE BONDS AND NOTES (4.8%)* continued

	Principal amount	Value

Communication Services (0.4%)
Ameritech Capital Funding company guaranty 6 1/4s, 2009	$200,000	$202,400
AT&T Corp. sr. notes 8s, 2031	670,000	831,002
AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031	2,225,000	2,877,359
France Telecom notes 8 1/2s, 2031 (France)	180,000	235,379
Nextel Communications, Inc. sr. notes Ser. E,
6 7/8s, 2013	600,000	608,381
Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	765,000	765,956
Southwestern Bell Telephone debs. 7s, 2027	1,075,000	1,092,664
Sprint Capital Corp. company guaranty 6.9s, 2019	715,000	732,478
Sprint Capital Corp. company guaranty 6 7/8s, 2028	1,965,000	1,955,935
Telecom Italia Capital company guaranty 7.2s, 2036
(Luxembourg)	350,000	356,125
Telecom Italia Capital SA company guaranty 5 1/4s,
2013 (Luxembourg)	515,000	489,737
Telecom Italia Capital SA company guaranty 4s, 2010
(Luxembourg)	60,000	57,374
Telecom Italia Capital SA notes 5 1/4s, 2015
(Luxembourg)	965,000	895,424
Telefonica Emisones SAU company guaranty 7.045s,
2036 (Spain)	690,000	742,377
Telefonica Emisones SAU company guaranty 6.421s,
2016 (Spain)	270,000	279,281
Telefonica Europe BV company guaranty 8 1/4s, 2030
(Netherlands)	595,000	717,690
Telus Corp. notes 8s, 2011 (Canada)	1,055,000	1,148,019
Verizon New England, Inc. sr. notes 6 1/2s, 2011 (S)	2,285,000	2,361,022
Verizon New Jersey, Inc. debs. 8s, 2022	770,000	866,841
Verizon Pennsylvania, Inc. debs. 8.35s, 2030	980,000	1,154,687
		18,370,131

Conglomerates (—%)
Siemens Financieringsmaatschappij 144A notes 5 3/4s,
2016 (Netherlands)	680,000	684,253

Consumer Cyclicals (0.2%)
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	565,000	609,200
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	660,000	653,474
DaimlerChrysler NA Holding Corp. company
guaranty 7.2s, 2009	1,545,000	1,601,627
DaimlerChrysler NA Holding Corp. company
guaranty 6 1/2s, 2013	565,000	577,865
DaimlerChrysler NA Holding Corp. notes Ser. MTN,
5 3/4s, 2011	1,730,000	1,724,386
Federated Retail Holdings, Inc. company
guaranty 5.9s, 2016	1,415,000	1,406,910
Ford Motor Credit Corp. notes 6 3/8s, 2008	980,000	968,636
JC Penney Co., Inc. debs. 7.65s, 2016	110,000	120,845
JC Penney Co., Inc. notes 6 7/8s, 2015	910,000	948,214

CORPORATE BONDS AND NOTES (4.8%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Office Depot, Inc. notes 6 1/4s, 2013	$563,000	$570,474
Omnicom Group, Inc. sr. notes 5.9s, 2016	635,000	640,312
Wyndham Worldwide Corp. 144A sr. unsec 6s, 2016	755,000	744,490
		10,566,433

Consumer Staples (0.5%)
Comcast Corp. company guaranty 5 7/8s, 2018	825,000	821,083
Cox Communications, Inc. notes 7 1/8s, 2012	890,000	954,188
Cox Communications, Inc. 144A bonds 6.45s, 2036	1,065,000	1,059,287
Cox Communications, Inc. 144A notes 5 7/8s, 2016	1,015,000	1,007,339
Cox Enterprises, Inc. 144A notes 7 7/8s, 2010	1,045,000	1,116,740
CVS Corp. 144A pass-through certificates 6.117s, 2013	2,103,474	2,125,245
Dean Foods Co. company guaranty 7s, 2016 (S)	680,000	686,800
Delhaize America, Inc. company guaranty 8 1/8s, 2011	655,000	707,663
Diageo PLC company guaranty 8s, 2022	760,000	907,054
Fortune Brands, Inc. notes 5 3/8s, 2016	900,000	848,390
Kroger Co. company guaranty 6 3/4s, 2012	275,000	287,972
News America Holdings, Inc. debs. 7 3/4s, 2045	1,065,000	1,209,813
News America, Inc. company guaranty 6.4s, 2035	2,050,000	2,041,767
TCI Communications, Inc. debs. 9.8s, 2012	1,870,000	2,198,853
TCI Communications, Inc. debs. 8 3/4s, 2015	1,115,000	1,316,637
TCI Communications, Inc. debs. 7 7/8s, 2013	1,240,000	1,376,431
Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	170,000	199,733
Time Warner, Inc. company guaranty 6 1/2s, 2036	435,000	432,958
Time Warner, Inc. company guaranty 5 7/8s, 2016	800,000	798,210
Time Warner, Inc. debs. 9.15s, 2023	340,000	424,650
Time Warner, Inc. debs. 9 1/8s, 2013	2,435,000	2,828,574
Viacom, Inc. sr. notes 5 3/4s, 2011	610,000	610,664
		23,960,051

Energy (0.3%)
Anadarko Petroleum Corp. sr. notes 6.45s, 2036	1,460,000	1,447,684
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	705,000	698,030
Chesapeake Energy Corp. sr. unsecd. notes 7 5/8s, 2013	1,010,000	1,049,138
Enterprise Products Operating LP company
guaranty Ser. B, 6 3/8s, 2013	595,000	610,886
Enterprise Products Operating LP company
guaranty FRN 8 3/8s, 2066	1,010,000	1,103,345
Forest Oil Corp. sr. notes 8s, 2011	610,000	632,875
Hess Corp. bonds 7 7/8s, 2029	1,160,000	1,350,683
Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	530,000	521,469
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	650,000	633,750
Premcor Refining Group, Inc. sr. notes 7 1/2s, 2015	1,330,000	1,364,275
Sunoco, Inc. notes 4 7/8s, 2014	590,000	548,830
Valero Energy Corp. sr. unsecd. notes 7 1/2s, 2032	745,000	844,718
Weatherford International, Ltd. company guaranty 6 1/2s, 2036	855,000	854,991
Weatherford International, Ltd. sr. notes 5 1/2s, 2016	455,000	438,696
		12,099,370

CORPORATE BONDS AND NOTES (4.8%)* continued

	Principal amount	Value

Financial (1.9%)
AGFC Capital Trust I company guaranty 6s, 2067	$620,000	$619,700
Ameriprise Financial, Inc. jr. sub. FRN 7.518s, 2066	1,740,000	1,899,796
Axa SA 144A sub. notes FRN 6.379s, 2036 (France)	895,000	876,559
Barclays Bank PLC FRB 6.278s, 2049 (United Kingdom)	1,110,000	1,076,544
Block Financial Corp. notes 5 1/8s, 2014	760,000	719,601
Bosphorus Financial Services, Ltd. 144A sec. FRN
7.174s, 2012 (Cayman Islands)	2,378,000	2,410,876
Brandywine Operating Partnership LP notes 5 3/4s, 2012 (R)	505,000	507,039
Capital One Capital III company guaranty 7.686s, 2036	1,790,000	2,014,529
CIT Group, Inc. jr. sub. FRN 6.1s, 2067	1,835,000	1,831,097
CIT Group, Inc. sr. notes 5s, 2015	780,000	746,764
CIT Group, Inc. sr. notes 5s, 2014	3,485,000	3,346,977
Citigroup, Inc. sub. notes 5s, 2014	2,377,000	2,304,264
CNA Financial Corp. unsecd. notes 6 1/2s, 2016	730,000	755,765
CNA Financial Corp. unsecd. notes 6s, 2011	730,000	738,826
Colonial Properties Trust notes 6 1/4s, 2014 (R)	730,000	747,879
Countrywide Capital III company guaranty Ser. B, 8.05s, 2027	1,035,000	1,163,526
Deutsche Bank Capital Funding Trust VII 144A FRB 5.628s, 2049	1,145,000	1,121,045
Developers Diversified Realty Corp. unsecd.
notes 5 3/8s, 2012 (R)	385,000	379,310
Equity One, Inc. notes 5 3/8s, 2015 (R)	695,000	666,461
ERP Operating LP notes 6.584s, 2015	600,000	636,514
Fleet Capital Trust V bank guaranty FRN 6.361s, 2028	935,000	937,180
Fund American Cos., Inc. notes 5 7/8s, 2013	1,370,000	1,359,518
GATX Financial Corp. notes 5.8s, 2016	560,000	555,833
General Motors Acceptance Corp. bonds 8s, 2031	845,000	951,140
General Motors Acceptance Corp. FRN 6.31s, 2007	1,870,000	1,871,988
General Motors Acceptance Corp. FRN Ser. MTN, 6.225s, 2007	1,815,000	1,815,566
General Motors Acceptance Corp. notes 7s, 2012	845,000	866,677
Greenpoint Capital Trust I company guaranty 9.1s, 2027	600,000	631,762
Health Care REIT, Inc. sr. notes 6s, 2013 (R)	385,000	385,359
Heritage Property Investment Trust company
guaranty 5 1/8s, 2014 (R)	795,000	768,699
Hospitality Properties Trust notes 6 3/4s, 2013 (R)	780,000	811,467
HRPT Properties Trust bonds 5 3/4s, 2014 (R)	530,000	529,493
HRPT Properties Trust notes 6 1/4s, 2016 (R)	525,000	537,141
HSBC Finance Capital Trust IX FRN 5.911s, 2035	3,300,000	3,310,237
ILFC E-Capital Trust II 144A FRB 6 1/4s, 2065	2,560,000	2,606,159
International Lease Finance Corp. notes 4 3/4s, 2012	2,630,000	2,547,920
iStar Financial, Inc. sr. unsecd. notes 5 7/8s, 2016 (R)	1,630,000	1,604,528
JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036	3,460,000	3,708,549
JPMorgan Chase Capital XX jr. sub. Ser. T, 6.55s, 2036	565,000	573,362
Lehman Brothers Holdings, Inc. sub. notes 5 3/4s, 2017	160,000	160,626
Liberty Mutual Insurance 144A notes 7.697s, 2097	2,160,000	2,190,048
Lincoln National Corp. FRB 7s, 2066	1,250,000	1,321,973
Loews Corp. notes 5 1/4s, 2016	510,000	493,832
MetLife, Inc. jr. sub. FRN 6.4s, 2036	1,515,000	1,517,862
Mizuho Financial Group Cayman, Ltd. bank
guaranty 8 3/8s, 2049 (Cayman Islands)	750,000	788,925

CORPORATE BONDS AND NOTES (4.8%)* continued

	Principal amount	Value

Financial continued
Nationwide Financial Services, Inc. notes 5 5/8s, 2015	$465,000	$458,066
Nationwide Health Properties, Inc. notes 6 1/2s, 2011 (R)	650,000	662,117
Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	375,000	453,676
NB Capital Trust IV company guaranty 8 1/4s, 2027	5,540,000	5,772,974
Nuveen Investments, Inc. sr. notes 5 1/2s, 2015	505,000	490,816
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,240,000	1,273,278
PNC Bank NA notes 4 7/8s, 2017	1,030,000	967,301
ProLogis Trust sr. notes 5 3/4s, 2016 (R)	905,000	903,754
Prudential Holdings LLC 144A bonds 8.695s, 2023	1,510,000	1,872,294
RBS Capital Trust IV company guaranty FRN 6.164s, 2049	1,290,000	1,304,158
Realogy Corp. 144A notes 6.15s, 2011 (R)	70,000	71,131
Realogy Corp. 144A sr. notes 6 1/2s, 2016 (R)	280,000	284,392
Rouse Co LP/TRC Co-Issuer Inc. sr. notes 6 3/4s, 2013	695,000	700,696
Rouse Co. (The) notes 7.2s, 2012 (R)	645,000	664,022
Royal Bank of Scotland Group PLC FRB 7.648s, 2049
(United Kingdom)	400,000	463,412
Safeco Capital Trust I company guaranty 8.072s, 2037	1,365,000	1,426,645
Simon Property Group LP unsub. bonds 5 3/4s, 2015 (R)	740,000	747,065
Sovereign Bancorp, Inc. 144A sr. notes 4.8s, 2010	730,000	712,033
St. Paul Travelers Cos., Inc. (The) sr. unsecd.
notes 5 1/2s, 2015	80,000	79,123
Sun Life Canada Capital Trust 144A company
guaranty 8.526s, 2049	2,115,000	2,216,626
Swiss Re Capital I LP 144A company guaranty FRN
6.854s, 2049	850,000	887,834
UBS AG/Jersey Branch FRN 8.365s, 2008 (Jersey)	3,020,000	3,095,500
UBS Preferred Funding Trust I company
guaranty 8.622s, 2049	1,345,000	1,482,748
Washington Mutual Bank/Henderson NV
sub. notes Ser. BKNT, 5.95s, 2013	1,030,000	1,048,467
Westfield Group sr. notes 5.7s, 2016 (Australia)	875,000	875,955
Westpac Capital Trust III 144A sub. notes FRN
5.819s, 2049 (Australia)	1,010,000	1,002,728
		87,325,727

Health Care (0.1%)
Bayer Corp. 144A FRB 6.2s, 2008	845,000	846,808
Ventas Realty LP/Capital Corp. company
guaranty 6 3/4s, 2010 (R)	275,000	279,813
Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 (R)	620,000	629,300
Wyeth notes 5 1/2s, 2014	2,475,000	2,470,723
		4,226,644

Technology (0.1%)
Arrow Electronics, Inc. debs. 7 1/2s, 2027	760,000	815,839
Avnet, Inc. notes 6s, 2015	765,000	752,908
Xerox Corp. sr. notes 6.4s, 2016	1,030,000	1,042,375
		2,611,122

CORPORATE BONDS AND NOTES (4.8%)* continued

	Principal amount	Value

Transportation (0.1%)
American Airlines, Inc. pass-through certificates
Ser. 01-2, 7.858s, 2011	$525,000	$570,938
Continental Airlines, Inc. pass-through certificates
Ser. 98-3, 6.32s, 2008	2,895,000	2,923,950
Ryder System, Inc. notes Ser. MTN, 5.95s, 2011	450,000	452,962
Ryder System, Inc. notes Ser. MTN, 5.85s, 2016	585,000	572,011
Union Pacific Corp. 144A pass-through certificates
5.214s, 2014	590,000	573,079
		5,092,940

Utilities & Power (1.0%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	905,000	896,050
Appalachian Power Co. sr. notes 5.8s, 2035	510,000	481,143
Arizona Public Services Co. notes 6 1/2s, 2012	1,040,000	1,070,711
Atmos Energy Corp. notes 4.95s, 2014	1,125,000	1,053,344
Beaver Valley II Funding debs. 9s, 2017	1,465,000	1,642,368
Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	1,950,000	1,939,617
CenterPoint Energy Houston Electric, LLC general
ref. mtge. Ser. M2, 5 3/4s, 2014	110,000	109,971
CenterPoint Energy Resources Corp. notes 7 3/4s, 2011	1,060,000	1,138,458
Cleveland Electric Illuminating Co. (The) sr. unsec 5.95s, 2036	1,740,000	1,663,962
Cleveland Electric Illuminating Co. (The) 144A
sr. notes Ser. D, 7.88s, 2017	550,000	640,228
Commonwealth Edison Co. 1st mtge. Ser. 104, 5.95s, 2016	605,000	610,941
Consolidated Natural Gas Co. sr. notes 5s, 2014	530,000	507,642
Consumers Energy Co. 1st mtge. 5s, 2012	1,210,000	1,180,196
Consumers Energy Co. 1st mtge. Ser. B, 5 3/8s, 2013	805,000	792,503
Dayton Power & Light Co. (The) 1st mtge. 5 1/8s, 2013	975,000	952,446
Dominion Resources, Inc. jr. sub. notes FRN 6.3s, 2066	3,085,000	3,107,129
Enbridge Energy Partners LP sr. unsec 5 7/8s, 2016	750,000	744,462
Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	985,000	928,078
Indianapolis Power & Light 144A 1st mtge. 6.3s, 2013	515,000	525,436
Indiantown Cogeneration LP 1st mtge. Ser. A-10, 9.77s, 2020	775,000	879,904
Ipalco Enterprises, Inc. sec. notes 8 3/8s, 2008	440,000	454,300
ITC Holdings Corp. 144A notes 5 7/8s, 2016	1,090,000	1,078,141
Kansas Gas & Electric bonds 5.647s, 2021	395,000	382,289
Kinder Morgan, Inc. notes 6s, 2017	545,000	545,951
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	685,000	693,235
MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	2,410,000	2,422,845
National Fuel Gas Co. notes 5 1/4s, 2013	545,000	529,580
Nevada Power Co. 2nd mtge. 9s, 2013	478,000	516,128
Nevada Power Co. general ref. mtge. Ser. L, 5 7/8s, 2015	525,000	522,382
Northwestern Corp. sec. notes 5 7/8s, 2014	1,090,000	1,066,793
Oncor Electric Delivery Co. debs. 7s, 2022	675,000	722,449
Oncor Electric Delivery Co. sec. notes 7 1/4s, 2033	820,000	913,781
PacifiCorp Sinking Fund 1st mtge. 5.45s, 2013	1,020,000	1,013,019
Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	1,085,000	1,078,059
Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012 (S)	1,038,640	1,040,624
PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	640,000	626,060

CORPORATE BONDS AND NOTES (4.8%)* continued

	Principal amount	Value

Utilities & Power continued
Progress Energy, Inc. sr. unsecd. notes 5 5/8s, 2016	$970,000	$966,664
Public Service Co. of Colorado sr. notes Ser. A, 6 7/8s, 2009	375,000	386,809
Public Service Co. of New Mexico sr. notes 4.4s, 2008	570,000	560,517
Southern California Edison Co. notes 6.65s, 2029	1,030,000	1,108,056
Southern California Edison Co. Ser. 06-E 1st mtge. 5.55s, 2037	895,000	845,788
Southern Union Co. jr. sub. FRN 7.2s, 2066	1,075,000	1,071,941
Spectra Energy Capital, LLC sr. notes 8s, 2019	780,000	881,488
Teco Energy, Inc. notes 7.2s, 2011	1,070,000	1,122,163
TransAlta Corp. notes 5 3/4s, 2013 (Canada)	665,000	664,052
Westar Energy, Inc. 1st mtge. 5.15s, 2017	75,000	70,639
Westar Energy, Inc. 1st mtge. 5.1s, 2020	800,000	735,974
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †	157,726	17,728
		42,902,044

Total corporate bonds and notes (cost $217,272,482)		$217,091,613

ASSET-BACKED SECURITIES (4.6%)*

	Principal amount	Value

ABSC NIM Trust 144A Ser. 2005-HE2, Class A, 4.5s,
2035 (Cayman Islands)	$70,045	$68,671
Advanta Business Card Master Trust FRB Ser. 04-C1,
Class C, 6.37s, 2013	210,000	212,654
Aegis Asset Backed Securities Trust 144A
Ser. 04-5N, Class Note, 5s, 2034	71,830	70,011
Ser. 04-6N, Class Note, 4 3/4s, 2035	68,851	67,001
AFC Home Equity Loan Trust Ser. 99-2, Class 1A, 5.73s, 2029	2,862,713	2,872,605
American Express Credit Account Master Trust 144A
Ser. 04-C, Class C, 5.82s, 2012	5,296,340	5,297,166
Ameriquest Mortgage Securities, Inc. FRB Ser. 06-R1,
Class M10, 7.82s, 2036	902,000	712,580
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,283,000	1,321,730
Ser. 04-1A, Class E, 6.42s, 2039	1,112,000	1,092,568
Asset Backed Funding Certificates 144A FRB
Ser. 06-OPT3, Class B, 7.82s, 2036	157,000	118,775
Asset Backed Funding Corp. NIM Trust 144A FRB
Ser. 05-OPT1, Class B1, 7.82s, 2035	407,000	302,118
Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 04-HE9, Class A2, 5.69s, 2034	56,995	57,009
FRB Ser. 05-HE1, Class A3, 5.61s, 2035	229,459	229,541
Aviation Capital Group Trust 144A FRB Ser. 03-2A,
Class G1, 6.02s, 2033	931,421	935,351
Bank One Issuance Trust FRB Ser. 03-C4, Class C4,
6.35s, 2011	210,000	212,255
Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	420,000	413,612
Bayview Commercial Asset Trust 144A Ser. 06-4A,
Class IO, IO, 1.14s, 2036	2,330,703	291,122

ASSET-BACKED SECURITIES (4.6%)* continued

	Principal amount	Value

Bayview Financial Acquisition Trust
FRB Ser. 03-F, Class A, 6.07s, 2043	$1,462,689	$1,463,214
FRB Ser. 03-G, Class A1, 5.92s, 2039	4,813,000	4,814,865
FRB Ser. 04-D, Class A, 5.71s, 2044	1,942,546	1,943,558
Ser. 04-B, Class A1, 5.85s, 2039	4,211,489	4,211,471
Ser. 05-B, Class A, IO, 4.287s, 2039	6,402,600	141,237
Ser. 04-D, Class A, IO, 3.938s, 2007	8,399,992	95,436
Bayview Financial Acquisition Trust 144A FRB
Ser. 04-B, Class M2, 7.22s, 2039	200,000	202,629
Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 6.67s, 2038	995,334	1,003,097
FRB Ser. 03-SSRA, Class A, 6.02s, 2038	839,493	845,285
FRB Ser. 04-SSRA, Class A1, 5.92s, 2039	1,103,683	1,111,188
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 06-EC1, Class M9, 7.32s, 2035	698,000	572,360
FRB Ser. 06-PC1, Class M9, 7.07s, 2035	414,000	347,501
FRB Ser. 03-3, Class A2, 5.91s, 2043	2,197,474	2,202,968
FRB Ser. 03-1, Class A1, 5.82s, 2042	535,490	537,247
FRB Ser. 05-3, Class A1, 5.77s, 2035	887,393	890,166
Bear Stearns Asset Backed Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 7.57s, 2036	251,000	212,095
Bennington Finance, Ltd. 144A FRB Ser. D, 8.865s,
2007 (Cayman Islands)	435,000	438,741
Broadhollow Funding, LLC 144A FRB Ser. 04-A,
Class Sub, 6.57s, 2009	1,610,000	1,622,075
Capital Auto Receivables Asset Trust 144A
Ser. 06-1, Class D, 7.16s, 2013	500,000	498,027
Ser. 05-1, Class D, 6 1/2s, 2011	1,442,000	1,422,229
Capital One Multi-Asset Execution Trust FRB
Ser. 02-C1, Class C1, 8.07s, 2010	570,000	578,505
CARMAX Auto Owner Trust Ser. 04-2, Class D, 3.67s, 2011	205,322	202,479
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B4, 10.82s, 2011
(Cayman Islands)	694,723	717,500
FRB Ser. 04-AA, Class B3, 8.67s, 2011
(Cayman Islands)	90,645	92,148
Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 6.4s, 2010	1,730,000	1,751,802
Chase Funding Net Interest Margin 144A Ser. 04-OPT1,
Class Note, 4.458s, 2034	124,461	122,808
CHEC NIM Ltd., 144A Ser. 04-2, Class N3, 8s, 2034
(Cayman Islands)	22,612	21,893
Citibank Credit Card Issuance Trust FRB Ser. 01-C1,
Class C1, 6.44s, 2010	1,060,000	1,068,683
Conseco Finance Securitizations Corp.
Ser. 02-1, Class M2, 9.546s, 2033	2,974,000	1,858,750
Ser. 02-2, Class A, IO, 8 1/2s, 2033	6,664,393	1,344,954
Ser. 00-4, Class A6, 8.31s, 2032	8,597,000	7,383,567
Ser. 00-5, Class A6, 7.96s, 2032	3,727,000	3,210,609
Ser. 02-1, Class M1F, 7.954s, 2033	1,004,000	1,051,590

ASSET-BACKED SECURITIES (4.6%)* continued

	Principal amount	Value

Conseco Finance Securitizations Corp.
Ser. 01-4, Class A4, 7.36s, 2033	$5,935,335	$6,115,936
Ser. 01-1, Class A5, 6.99s, 2032	2,692,000	2,624,429
Ser. 01-3, Class A4, 6.91s, 2033	8,065,000	7,741,045
Ser. 02-1, Class A, 6.681s, 2033	7,090,235	7,152,242
Ser. 01-1, Class A4, 6.21s, 2032	385,701	386,105
Consumer Credit Reference IDX Securities 144A FRB
Ser. 02-1A, Class A, 7.365s, 2007	3,061,000	3,067,275
Countrywide Asset Backed Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035	86,129	84,311
Ser. 04-BC1N, Class Note, 5 1/2s, 2035	111,586	112,387
Ser. 04-14N, 5s, 2036	62,948	61,927
Countrywide Home Loans Ser. 06-0A5, Class X, IO,
2.064s, 2046	12,331,939	504,839
Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	1,268,153	1,329,300
IFB Ser. 05-R1, Class 1AS, IO, 0.779s, 2035	9,013,400	247,873
IFB Ser. 05-R2, Class 1AS, IO, 0.392s, 2035	8,387,208	241,694
Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s, 2038
(Cayman Islands)	1,617,000	1,643,909
CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034	569,330	558,590
DB Master Finance, LLC 144A Ser. 06-1, Class M1,
8.285s, 2031	373,000	379,994
Fieldstone Mortgage Investment Corp. FRB Ser. 05-1,
Class M3, 5.86s, 2035	700,000	701,093
Finance America NIM Trust 144A Ser. 04-1, Class A,
5 1/4s, 2034	78,556	1,571
First Plus Home Loan Trust Ser. 97-3, Class B1,
7.79s, 2023	446,253	446,532
Ford Credit Auto Owner Trust Ser. 04-A, Class C,
4.19s, 2009	650,000	635,941
Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2,
6.42s, 2038 (Cayman Islands)	616,000	619,080
Foxe Basin, Ltd. 144A FRB Ser. 03-1A, Class A1,
5.86s, 2015 (Cayman Islands)	2,000,000	2,001,000
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034	201,495	29,640
Ser. 04-3, Class A, 4 1/2s, 2034	5,626	5,019
G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 7.32s,
2037 (Cayman Islands)	308,000	320,720
GE Capital Credit Card Master Note Trust FRB
Ser. 04-2, Class C, 5.8s, 2010	1,903,750	1,904,785
GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 6.62s, 2019	1,680,000	1,679,983
Ser. 04-1A, Class B, 6.17s, 2018	145,299	146,346
Gears Auto Owner Trust 144A Ser. 05-AA, Class E1,
8.22s, 2012	1,962,000	1,941,567

ASSET-BACKED SECURITIES (4.6%)* continued

	Principal amount	Value

GEBL 144A
Ser. 04-2, Class D, 8.07s, 2032	$678,848	$668,415
Ser. 04-2, Class C, 6.17s, 2032	254,362	254,359
GMAC Mortgage Corp. Loan Trust Ser. 04-HE5, Class A,
IO, 6s, 2007	3,104,850	62,097
Granite Mortgages PLC
FRB Ser. 01-1, Class 1C, 6.76s, 2041 (United Kingdom)	1,716,000	1,730,077
FRB Ser. 02-1, Class 1C, 6.66s, 2042 (United Kingdom)	980,725	982,149
FRB Ser. 02-2, Class 1C, 6.626s, 2043
(United Kingdom)	609,375	612,640
Green Tree Financial Corp.
Ser. 96-5, Class M1, 8.05s, 2027	512,386	482,219
Ser. 99-5, Class A5, 7.86s, 2030	16,750,000	16,456,875
Ser. 97-4, Class A7, 7.36s, 2029	625,463	641,840
Ser. 95-8, Class B1, 7.3s, 2026	362,579	359,128
Ser. 96-10, Class M1, 7.24s, 2028	972,000	962,669
Ser. 97-7, Class A8, 6.86s, 2029	447,022	451,616
Ser. 99-3, Class A6, 6 1/2s, 2031	1,137,000	1,104,027
Ser. 99-2, Class A7, 6.44s, 2030	1,342,008	1,310,981
Ser. 99-3, Class A5, 6.16s, 2031	49,083	49,389
Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031	3,496,880	3,209,314
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011	1,156,849	1,144,586
GSAMP Trust 144A Ser. 05-NC1, Class N, 5s, 2035	27,047	26,776
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	326,351	346,177
Ser. 05-RP3, Class 1A3, 8s, 2035	955,151	1,004,064
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	879,684	913,719
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	1,163,121	1,222,324
Ser. 05-RP1, Class 1A3, 8s, 2035	148,532	156,307
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	1,324,861	1,379,392
IFB Ser. 04-4, Class 1AS, IO, 0.695s, 2034	14,280,740	381,120
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 6.87s, 2030 (Cayman Islands)	1,141,000	1,143,168
FRB Ser. 05-1A, Class D, 6.85s, 2030 (Cayman Islands)	1,458,636	1,460,532
HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s,
2035 (Cayman Islands)	705,500	689,369
High Income Trust Securities 144A FRB Ser. 03-1A,
Class A, 5 7/8s, 2036 (Cayman Islands)	1,964,686	1,949,951
Home Equity Asset Trust 144A Ser. 04-4N, Class A,
5s, 2034	21,001	20,662
Hyundai Auto Receivables Trust Ser. 04-A, Class D,
4.1s, 2011	429,000	424,093
JPMorgan Mortgage Acquisition Corp. FRB
Ser. 05-OPT2, Class M11, 7.57s, 2035	645,000	546,509
Lehman Manufactured Housing Ser. 98-1, Class 1, IO,
0.808s, 2028	19,583,895	367,025

ASSET-BACKED SECURITIES (4.6%)* continued

	Principal amount	Value

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 8.32s, 2036
(Cayman Islands)	$2,585,000	$2,730,608
FRB Ser. 02-1A, Class FFL, 8.07s, 2037
(Cayman Islands)	5,220,000	5,220,000
Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 8.57s, 2032	4,059,503	3,166,412
Ser. 02-A IO, 0.3s, 2032	148,378,797	1,594,523
Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	126,563	125,332
FRB Ser. 02-1A, Class A1, 6.02s, 2024	1,176,350	1,184,554
Ser. 04-2A, Class D, 5.389s, 2026	114,468	110,193
Ser. 04-2A, Class C, 4.741s, 2026	105,310	101,065
MASTR Asset Backed Securities NIM Trust 144A
Ser. 04-HE1A, Class Note, 5.191s, 2034
(Cayman Islands)	12,455	12,268
MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	799,274	828,799
Ser. 05-1, Class 1A4, 7 1/2s, 2034	1,977,983	2,051,436
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 6 1/2s, 2010	1,730,000	1,752,939
Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 5.94s, 2027	5,487,421	5,213,050
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 05-WM1N, Class N1, 5s, 2035	18,915	18,763
Ser. 04-HE2N, Class N1, 5s, 2035 (Cayman Islands)	32,509	32,021
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)	20,197	19,894
Ser. 04-WM3N, Class N1, 4 1/2s, 2035	56,232	54,545
Ser. 04-WM2N, Class N1, 4 1/2s, 2034	27,778	27,431
Ser. 04-WM1N, Class N1, 4 1/2s, 2034	1,921	1,885
Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	381,703	375,415
Ser. 10, Class B, 7.54s, 2036	728,147	629,209
Morgan Stanley ABS Capital I FRB Ser. 04-WMC3,
Class A2PT, 5.61s, 2035	105,904	105,956
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011	149,700	149,444
Ser. 04-HB2, Class E, 5s, 2012	265,765	262,945
N-Star Real Estate CDO, Ltd. 144A FRB Ser. 04-2A,
Class C1, 7.32s, 2039 (Cayman Islands)	544,000	554,880
Navigator CDO, Ltd. 144A FRB Ser. 03-1A, Class A1,
5.864s, 2015 (Cayman Islands)	1,168,000	1,168,350
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	623,119	608,430
Ser. 04-B, Class C, 3.93s, 2012	243,255	235,994
New Century Home Equity Loan Trust Ser. 03-5,
Class AI7, 5.15s, 2033	1,719,578	1,657,377
Newcastle CDO, Ltd. 144A FRB Ser. 3A, Class 4FL,
8.52s, 2038 (Cayman Islands)	624,000	627,120

ASSET-BACKED SECURITIES (4.6%)* continued

	Principal amount	Value

Nomura Asset Acceptance Corp. Ser. 04-R3, Class PT,
7.078s, 2035	$534,862	$543,720
Nomura Asset Acceptance Corp. 144A Ser. 04-R2,
Class PT, 9.087s, 2034	469,537	485,824
Oakwood Mortgage Investors, Inc. Ser. 02-C,
Class A1, 5.41s, 2032	4,286,792	3,707,124
Oakwood Mortgage Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030	632,605	562,561
Ocean Star PLC 144A
FRB Ser. 04, Class D, 7.676s, 2018 (Ireland)	623,000	631,037
FRB Ser. 05-A, Class D, 6.876s, 2012 (Ireland)	696,000	695,930
Option One Mortgage Loan Trust FRB Ser. 05-4,
Class M11, 7.82s, 2035	216,000	180,225
Origen Manufactured Housing Ser. 04-B, Class A2,
3.79s, 2017	375,342	368,407
Park Place Securities, Inc. FRB Ser. 04-WHQ2,
Class A3A, 5.67s, 2035	500,435	500,562
Park Place Securities, Inc. 144A FRB Ser. 04-MHQ1,
Class M10, 7.82s, 2034	415,000	356,900
People’s Choice Net Interest Margin Note 144A
Ser. 04-2, Class B, 5s, 2034	31,383	30,771
Permanent Financing PLC FRB Ser. 3, Class 3C,
6 1/2s, 2042 (United Kingdom)	1,300,000	1,311,886
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 6.36s, 2011
(United Kingdom)	657,000	656,960
FRB Ser. 04-2A, Class C, 6.24s, 2011 (United Kingdom)	912,000	909,298
Providian Gateway Master Trust 144A
FRB Ser. 04-AA, Class D, 7.17s, 2011	1,204,000	1,206,059
FRB Ser. 04-EA, Class D, 6 1/4s, 2011	701,000	704,924
Ser. 04-FA, Class E, 5s, 2011	500,000	497,280
Ser. 04-DA, Class D, 4.4s, 2011	944,000	931,721
Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 7.8s, 2035	1,165,000	1,008,564
Ser. 04-NT12, Class Note, 4.7s, 2035	8,026	7,963
Ser. 04-NT, Class Note, 4 1/2s, 2034	144,808	139,201
Saco I Trust FRB Ser. 05-10, Class 1A1, 5.58s, 2033	1,572,547	1,573,776
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)	22,036	4,187
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)	133,867	6,693
Ser. 04-4A, Class B, 7 1/2s, 2034 (Cayman Islands)	214,965	6,986
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)	8,488	849
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands)	48,411	968
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)	65,758	658
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands)	12,564	628
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands)	19,639	2,290
Ser. 05-2A, Class A, 4 3/4s, 2035 (Cayman Islands)	6,546	6,504
Ser. 05-1A, Class A, 4 1/4s, 2035 (Cayman Islands)	1,626	1,620

ASSET-BACKED SECURITIES (4.6%)* continued

		Principal amount	Value

Sasco Net Interest Margin Trust 144A Ser. 05-NC1A,
Class A, 4 3/4s, 2035 (Cayman Islands)		$96,837	$95,045
Sharps SP I, LLC Net Interest Margin Trust 144A
Ser. 04-HS1N, Class Note, 5.92s, 2034		34,927	1,397
Ser. 04-HE1N, Class Note, 4.94s, 2034		144,254	5,770
Soundview Home Equity Loan Trust 144A FRB
Ser. 05-CTX1, Class B1, 7.82s, 2035		466,000	391,440
South Coast Funding 144A FRB Ser. 3A, Class A2,
6.574s, 2038 (Cayman Islands)		470,000	472,068
Structured Adjustable Rate Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 5.67s, 2034		939,772	939,678
Structured Asset Investment Loan Trust 144A FRB
Ser. 05-HE3, Class M11, 7.82s, 2035		974,000	659,410
Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 5.874s, 2015		5,283,898	5,277,293
Structured Asset Securities Corp.
IFB Ser. 05-10, Class 4A5, 5.03s, 2034		956,833	831,288
IFB Ser. 05-14, Class 1A4, 0.803s, 2035		1,209,214	834,285
Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028		3,439,342	358,445
Terwin Mortgage Trust FRB Ser. 04-5HE, Class A1B,
5.74s, 2035		239,937	240,020
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s,
2038 (Cayman Islands)		1,698,000	1,724,646
WFS Financial Owner Trust
Ser. 05-1, Class D, 4.09s, 2012		397,761	392,593
Ser. 04-3, Class D, 4.07s, 2012		364,054	360,417
Ser. 04-4, Class D, 3.58s, 2012		159,612	157,222
Ser. 04-1, Class D, 3.17s, 2011		142,933	142,235
Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 6.26s, 2044 (United Kingdom)		1,572,879	1,572,832
Whole Auto Loan Trust 144A Ser. 04-1, Class D, 5.6s, 2011		197,865	197,303

Total asset-backed securities (cost $211,057,059)			$205,770,449

PURCHASED OPTIONS OUTSTANDING (0.1%)*

	Expiration date/
	strike price	Contract amount	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right to
receive a fixed rate of 5.39% versus the three
month USD-LIBOR-BBA maturing on
January 29, 2018.	Jan-08/5.39	$59,599,000	$1,290,694
Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right to
pay a fixed rate of 5.39% versus the three
month USD-LIBOR-BBA maturing on
January 29, 2018.	Jan-08/5.39	59,599,000	1,091,407

PURCHASED OPTIONS OUTSTANDING (0.1%)* continued

	Expiration date/
	strike price	Contract amount		Value

Option on an interest rate swap with Lehman
Brothers International (Europe) for the right to
pay a fixed rate swap of 5.3475% versus the
three month USD-LIBOR-BBA maturing on
February 4, 2018.	Jan-08/5.3475		$44,811,000	$900,701
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc.for the right to
receive a fixed rate of 5.3475% versus the
three month USD-LIBOR-BBA maturing on
February 4, 2018.	Jan-08/5.3475		44,811,000	900,701
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 5.28% versus
the three month USD-LIBOR-BBA maturing
on March 8, 2017.	Mar-07/5.28		89,553,000	767,935
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.28%
versus the three month USD-LIBOR-BBA
maturing on March 8, 2017.	Mar-07/5.28		89,553,000	390,048

Total purchased options outstanding (cost $8,656,904)				$5,341,486

CONVERTIBLE BONDS AND NOTES (0.1%)* (cost $4,519,000)

			Principal amount	Value

Ford Motor Co. cv. sr. notes 4 1/4s, 2036			$4,519,000	$5,129,065

CONVERTIBLE PREFERRED STOCKS (0.1%)* (cost $5,337,880)

			Shares	Value

Huntsman Corp. $2.50 cv. pfd.			109,061	$4,812,317

MUNICIPAL BONDS AND NOTES (—%)* (cost $1,004,891)

	Rating**		Principal amount	Value

MI Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A, 7.309s, 6/1/34	Baa3		$1,005,000	$1,038,929

WARRANTS (—%)* † (cost $0)

	Expiration	Strike
	date	price	Warrants	Value

Raytheon Co.	6/16/11	$37.50	29,195	$483,177

SHORT-TERM INVESTMENTS (12.7%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 5.27% to 5.46%
and due dates ranging from February 1, 2007
to March 23, 2007 (d)	$365,948,001	$365,351,842
Putnam Prime Money Market Fund (e)	194,610,800	194,610,800
Interest in $183,000,000 joint repurchase agreement
dated January 31, 2007 with Bank of America
Securities, LLC due February 1, 2007 with respect
to various U.S. Government obligations — maturity
value of $9,101,327 for an effective yield of 5.25%
(collateralized Freddie Mac securities with a coupon
rate of 5.00% due July 1, 2035, valued at $186,660,001)	9,100,000	9,100,000

Total short-term investments (cost $569,062,642)		$569,062,642

TOTAL INVESTMENTS
Total investments (cost $4,510,887,628)		$5,010,534,610

* Percentages indicated are based on net assets of $4,492,169,433.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at January 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2007. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2007.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at January 31, 2007.

At January 31, 2007, liquid assets totaling $714,674,649 have been designated as collateral for open forward commitments, swap contracts and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at January 31, 2007.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at January 31, 2007.

FUTURES CONTRACTS OUTSTANDING at 1/31/07 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90-day (Short)	2,321	$550,280,088	Dec-07	$ 2,388,061
Euro-Dollar 90-day (Long)	1,659	393,556,275	Mar-08	(1,041,387)
U.S. Treasury Note 10 yr (Long)	3,221	366,152,500	Mar-07	(4,588,652)
U.S. Treasury Note 2 yr (Short)	1,427	290,528,281	Mar-07	1,741,239
U.S. Treasury Note 5 yr (Long)	90	46,516,406	Mar-07	33,444
S&P 500 Index E-Mini (Long)	747	45,165,900	Mar-07	504,243
S&P 500 Index (Long)	124	7,575,750	Mar-07	88,121
U.S. Treasury Bond 20 yr (Short)	84	1,101,250	Mar-07	(3,769)

Total				$ (878,700)

WRITTEN OPTIONS OUTSTANDING at 1/31/07 (premiums received $8,198,261) (Unaudited)

	Contract	Expiration date/
	amount	strike price		Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the obliga-
tion to pay a fixed rate of 4.55% versus
the three month USD-LIBOR-BBA
maturing on July 5, 2017.	$76,820,000	Jun-07 / 4.55		$ 37,687
Option on an interest rate swap with
Lehman Brothers International for the
obligation to receive a fixed rate of
5.225% versus the three month
USD-LIBOR-BBA maturing
March 5, 2018.	32,581,000	Mar-08 / 5.225		842,284
Option on an interest rate swap with
Lehman Brothers International for the
obligation to pay a fixed rate of
5.225% versus the three month
USD-LIBOR-BBA maturing
March 5, 2018.	32,581,000	Mar-08 / 5.225		540,356
Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.55% versus the three month
USD-LIBOR-BBA maturing on
July 5, 2017.	76,820,000	Jun-07 / 4.55		4,583,435

Total				$6,003,762

TBA SALE COMMITMENTS OUTSTANDING at 1/31/07 (proceeds receivable $80,421,016) (Unaudited)

		Principal	Settlement
Agency		amount	date	Value

FNMA, 5 1/2s, February 1, 2037		$68,800,000	2/12/07	$67,682,000
FNMA, 5s, February 1, 2037		13,400,000	2/12/07	12,861,907

Total				$80,543,907

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/07 (Unaudited)

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$ 700,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	$ (30,585)

4,636,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA	937

53,000,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	719,896

3,720,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	233,168

3,070,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	179,849

7,440,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	427,709

20,610,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	1,062,242

248,000,000	5/21/07	3.95%	3 month USD-LIBOR-BBA	1,821,641

84,900,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	554,992

87,100,000	1/14/10	3 month USD-LIBOR-BBA	4.106%	(2,746,384)

102,075,000	12/22/09	3.965%	3 month USD-LIBOR-BBA	3,653,747

82,772,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%	(2,014,429)

Citibank, N.A.
56,920,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(312,071)

4,380,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(84,329)

Credit Suisse First Boston International
6,600,000	11/17/09	3.947%	3 month USD-LIBOR-BBA	241,560

Credit Suisse International
80,000,000	1/9/09	3 month USD-LIBOR-BBA	5.145%	(259,222)

6,762,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	28,659

3,843,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	15,282

Goldman Sachs International
4,968,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(88,174)

13,380,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(216,445)

22,090,000	1/8/12	3 month USD-LIBOR-BBA	4.98%	(263,791)

18,233,000	12/20/16	3 month USD-LIBOR-BBA	5.074%	(372,673)

35,081,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	(1,044,161)

158,394,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	752,042

36,385,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	(843,894)

161,722,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	563,220

4,331,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(54,698)

17,771,000	9/29/16	3 month USD-LIBOR-BBA	5.1275%	(48,501)

55,949,000	9/29/08	5.085%	3 month USD-LIBOR-BBA	(468,670)

JPMorgan Chase Bank, N.A.
47,810,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	741,841

81,200,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	2,308,074

156,100,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	2,234,887

10,430,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(360,671)

63,370,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	(4,367,277)

4,470,000	6/24/15	4.387%	3 month USD-LIBOR-BBA	281,084

17,930,000	6/16/15	4.538%	3 month USD-LIBOR-BBA	944,739

65,346,000	1/31/17	3 month USD-LIBOR-BBA	5.415%	434,651

37,105,000	1/19/09	5.24%	3 month USD-LIBOR-BBA	50,051

9,442,000	1/19/17	3 month USD-LIBOR-BBA	5.249%	(64,450)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/07 (Unaudited) continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$ 5,472,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	$ 118,001

170,000,000	3/30/08	3 month USD-LIBOR-BBA	5.163%	1,706,047

94,000,000	3/30/16	3 month USD-LIBOR-BBA	5.2755%	948,678

36,282,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	(819,015)

161,308,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	545,669

61,990,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	(123,894)

44,550,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	15,254

126,500,000	3/7/15	3 month USD-LIBOR-BBA	4.798%	(2,764,053)

20,829,000	9/28/16	3 month USD-LIBOR-BBA	5.1223%	(71,793)

65,551,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	(558,349)

4,639,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(46,188)

183,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	4,856,819

57,486,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(1,152,722)

Lehman Brothers International (Europe)
18,884,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(239,748)

46,981,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(555,094)

18,884,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	243,275

46,981,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	559,491

267,010,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(8,513,217)

150,213,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(3,244,225)

91,930,000	12/28/16	5.084%	3 month USD-LIBOR-BBA	1,804,880

Lehman Brothers Special Financing, Inc.
111,090,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	9,247

135,710,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(1,745,014)

153,985,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	2,232,569

Total				$(3,183,536)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/07 (Unaudited)

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Bear Stearns Bank PLC
$71,560,000	6/1/07	41.2 bp plus change in spread	The spread return of	$ 50,450
		of Lehman Brothers Aaa	Lehman Brothers Aaa
		8.5+ Commercial Mortgage	8.5+ CMBS Index adjusted
		Backed Securities Index	by modified duration factor
multiplied by the modified
duration factor

Citibank, N.A.
24,395,000	5/1/07	10 bp plus beginning of	The spread return of	(10,412)
		period nominal spread of	Lehman Brothers Aaa
		Lehman Brothers AAA	8.5+ CMBS Index adjusted
		8.5+ Commercial Mortgage	by modified duration factor
Backed Securities Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/07 (Unaudited) continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$ 3,843,000	9/15/11	678 bp (1 month	Ford Credit Auto Owner Trust	$(17,004)
		USD-LIBOR-BBA)	Owner Trust
Series 20005-B Class D

19,050,000	5/1/07	15 bp plus beginning of	The spread return of	20,612
		period nominal spread of	Lehman Brothers Aaa
		Lehman Brothers AAA	8.5+ CMBS Index adjusted
		8.5+ Commercial Mortgage	by modified duration factor
Backed Securities Index

JPMorgan Chase Bank, N.A.
24,395,000	5/1/07	10 bp plus beginning of	The spread return of	(9,758)
		period nominal spread of	Lehman Brothers Aaa
		Lehman Brothers AAA	8.5+ CMBS Index adjusted
		8.5+ Commercial Mortgage	by modified duration factor
Backed Securities Index

Total				$ 33,888

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/07 (Unaudited)

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
L-3 Communications
Corp. 7 5/8%, 6/15/12	$—	$ 735,000	9/20/11	(111 bp)	$ (9,654)

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	295,000	6/20/11	(101 bp)	(3,132)

Deutsche Bank AG
DJ CDX NA IG Series 7	(1)	3,591,000	12/20/13	(50 bp)	(13,924)

DJ CDX NA IG Series 7
Index	58,372	21,520,000	12/20/11	(40 bp)	(22,081)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	3,591,000	12/20/13	55 bp	43,153

France Telecom, 7.25%,
1/28/13	—	1,870,000	6/20/16	70 bp	35,542

Goldman Sachs Capital Markets, L.P.
Noble Energy, Inc., 8%,
4/1/27	—	1,145,000	6/20/13	60 bp	4,829

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	8,582,000	(a)	2.461%	763,451

DJ CDX NA IG Series 7
Index	(22,000)	192,305,000	12/20/11	(40 bp)	(775,408)

DJ CDX NA IG Series 7
Index	(3)	5,989,000	12/20/13	(50 bp)	(23,223)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	5,989,000	12/20/13	56 bp	75,575

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/07 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
DJ CDX NA IG Series 7
Index	$ 3,381	$ 5,700,000	12/20/13	(50 bp)	$(18,719)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	5,700,000	12/20/13	54.37 bp	66,402

Hilton Hotels, 7 5/8%,
12/1/12	—	1,465,000	6/20/13	94 bp	(42,442)

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 7
Index	150,608	58,885,000	12/20/11	(40 bp)	(71,304)

DJ CDX NA IG Series 7
Index	166,802	58,740,000	12/20/11	(40 bp)	(52,886)

DJ CDX NA IG Series 7
Index	173,120	58,740,000	12/20/11	(40 bp)	(50,876)

DJ CDX NA IG Series 7
Index	3,692	6,218,000	12/20/13	(50 bp)	(20,417)

DJ CDX NA IG Series 7
Index, 7-10% tranche	—	6,218,000	12/20/13	53 bp	67,360

Total					$(47,754)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/07 (Unaudited)

ASSETS

Investment in securities, at value, including $354,330,438 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,316,276,828)	$4,815,923,810
Affiliated issuers (identified cost $194,610,800) (Note 5)	194,610,800

Cash	1,796,067

Dividends, interest and other receivables	15,461,657

Receivable for shares of the fund sold	2,934,238

Receivable for securities sold	180,377,510

Receivable for sales of delayed delivery securities (Note 1)	80,557,109

Unrealized appreciation on swap contracts (Note 1)	31,417,575

Receivable for variation margin (Note 1)	1,443,557

Receivable for closed swap contracts (Note 1)	23,570

Premiums paid on swap contracts (Note 1)	22,004

Total assets	5,324,567,897

LIABILITIES

Payable for shares of the fund repurchased	144,367,950

Payable for securities purchased	134,460,164

Payable for purchases of delayed delivery securities (Note 1)	57,897,086

Payable for compensation of Manager (Notes 2 and 5)	5,646,460

Payable for investor servicing and custodian fees (Note 2)	689,413

Payable for Trustee compensation and expenses (Note 2)	453,082

Payable for administrative services (Note 2)	8,902

Payable for distribution fees (Note 2)	1,343,546

Written options outstanding, at value (premiums received $8,198,261) (Notes 1 and 3)	6,003,762

Premiums received on swap contracts (Note 1)	555,975

Unrealized depreciation on swap contracts (Note 1)	34,614,977

TBA sales commitments, at value (proceeds receivable $80,421,016) (Note 1)	80,543,907

Collateral on securities loaned, at value (Note 1)	365,351,842

Other accrued expenses	461,398

Total liabilities	832,398,464

Net assets	$4,492,169,433

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,881,937,424

Undistributed net investment income (Note 1)	4,289,135

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	108,300,305

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	497,642,569

Total — Representing net assets applicable to capital shares outstanding	$4,492,169,433

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,298,645,653 divided by 180,749,259 shares)	$18.25

Offering price per class A share
(100/94.75 of $18.25)*	$19.26

Net asset value and offering price per class B share
($538,585,898 divided by 29,837,743 shares)**	$18.05

Net asset value and offering price per class C share
($72,588,725 divided by 4,004,147 shares)**	$18.13

Net asset value and redemption price per class M share
($188,280,088 divided by 10,431,939 shares)	$18.05

Offering price per class M share
(100/96.75 of $18.05)*	$18.66

Net asset value, offering price and redemption price per class R share
($1,862,436 divided by 102,387 shares)	$18.19

Net asset value, offering price and redemption price per class Y share
($392,206,633 divided by 21,427,294 shares)	$18.30

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/07 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $8,004,362
from investments in affiliated issuers) (Note 5)	$ 51,898,063

Dividends	28,757,610

Securities lending	423,779

Total investment income	81,079,452

EXPENSES

Compensation of Manager (Note 2)	11,322,766

Investor servicing fees (Note 2)	4,208,950

Custodian fees (Note 2)	233,414

Trustee compensation and expenses (Note 2)	70,290

Administrative services (Note 2)	27,001

Distribution fees — Class A (Note 2)	4,083,746

Distribution fees — Class B (Note 2)	2,942,724

Distribution fees — Class C (Note 2)	358,598

Distribution fees — Class M (Note 2)	721,319

Distribution fees — Class R (Note 2)	4,460

Other	559,367

Non-recurring costs (Notes 2 and 6)	9,871

Costs assumed by Manager (Notes 2 and 6)	(9,871)

Fees waived and reimbursed by Manager (Note 5)	(159,388)

Total expenses	24,373,247

Expense reduction (Note 2)	(661,309)

Net expenses	23,711,938

Net investment income	57,367,514

Net realized gain on investments (Notes 1 and 3)	293,977,359

Net realized gain on swap contracts (Note 1)	13,843,696

Net realized gain on futures contracts (Note 1)	7,027,754

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	46,490

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	86,467,361

Net gain on investments	401,362,660

Net increase in net assets resulting from operations	$458,730,174

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	1/31/07*	7/31/06

Operations:
Net investment income	$ 57,367,514	$ 107,694,371

Net realized gain on investments
and foreign currency transactions	314,848,809	345,651,269

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	86,513,851	(276,612,677)

Net increase in net assets resulting from operations	458,730,174	176,732,963

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(49,682,562)	(90,591,899)

Class B	(6,648,733)	(15,898,776)

Class C	(823,897)	(1,499,446)

Class M	(2,471,288)	(4,675,982)

Class R	(23,834)	(25,114)

Class Y	(8,516,171)	(17,912,483)

Net realized short-term gain on investments

Class A	(49,126,952)	(4,165,494)

Class B	(8,659,988)	(1,042,091)

Class C	(1,078,286)	(95,268)

Class M	(2,920,573)	(264,982)

Class R	(25,984)	(993)

Class Y	(7,848,561)	(806,000)

From net realized long-term gain on investments

Class A	(209,675,856)	(64,836,816)

Class B	(36,961,186)	(16,220,380)

Class C	(4,602,170)	(1,482,867)

Class M	(12,465,128)	(4,124,503)

Class R	(110,903)	(15,451)

Class Y	(33,497,980)	(12,545,570)

Redemption fees (Note 1)	5,514	9,454

Decrease from capital share transactions (Note 4)	(64,254,839)	(738,162,782)

Total decrease in net assets	(40,659,203)	(797,624,480)

NET ASSETS

Beginning of period	4,532,828,636	5,330,453,116

End of period (including undistributed net investment
income of $4,289,135 and $15,088,106, respectively)	$4,492,169,433	$4,532,828,636

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	Distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
January 31, 2007**	$18.21	.24(d)	1.62	1.86	(.29)	(1.53)	(1.82)	—(g)	$18.25	10.53*	$3,298,646	.48(d)*	1.30(d)*	74.58(h)*
July 31, 2006	18.40	.42(d,e)	.27	.69	(.50)	(.38)	(.88)	—(g)	18.21	3.89(e)	3,155,761	.90(d,e)	2.31(d,e)	117.11(h)
July 31, 2005	16.91	.35(d,f)	1.47	1.82	(.33)	—	(.33)	—(g)	18.40	10.89	3,458,405	.98(d)	1.97(d,f )	169.29(h)
July 31, 2004	15.72	.32(d)	1.20	1.52	(.33)	—	(.33)	—(g)	16.91	9.77	3,322,532	1.00(d)	1.90(d)	165.66
July 31, 2003	15.02	.37	.81	1.18	(.48)	—	(.48)	—	15.72	8.06	3,784,601.99		2.50	121.38(i,j)
July 31, 2002	17.24	.45	(2.17)	(1.72)	(.48)	(.02)	(.50)	—	15.02	(10.20)	2,990,984.96		2.75	131.89(i)

CLASS B
January 31, 2007**	$18.02	.17(d)	1.61	1.78	(.22)	(1.53)	(1.75)	—(g)	$18.05	10.12*	$538,586	.86(d)*	.92(d)*	74.58(h)*
July 31, 2006	18.22	.28(d,e)	.26	.54	(.36)	(.38)	(.74)	—(g)	18.02	3.05(e)	624,026	1.65(d,e)	1.58(d,e)	117.11(h)
July 31, 2005	16.73	.21(d,f)	1.48	1.69	(.20)	—	(.20)	—(g)	18.22	10.17	917,951	1.73(d)	1.22(d,f )	169.29(h)
July 31, 2004	15.56	.19(d)	1.19	1.38	(.21)	—	(.21)	—(g)	16.73	8.88	1,095,665	1.75(d)	1.16(d)	165.66
July 31, 2003	14.87	.26	.80	1.06	(.37)	—	(.37)	—	15.56	7.25	1,308,605	1.74	1.75	121.38(i,j)
July 31, 2002	17.07	.33	(2.15)	(1.82)	(.36)	(.02)	(.38)	—	14.87	(10.86)	1,068,667	1.71	2.00	131.89(i)

CLASS C
January 31, 2007**	$18.09	.17(d)	1.62	1.79	(.22)	(1.53)	(1.75)	—(g)	$18.13	10.16*	$72,589	.86(d)*	.92(d)*	74.58(h)*
July 31, 2006	18.30	.28(d,e)	.25	.53	(.36)	(.38)	(.74)	—(g)	18.09	3.01(e)	70,192	1.65(d,e)	1.56(d,e)	117.11(h)
July 31, 2005	16.81	.21(d,f)	1.48	1.69	(.20)	—	(.20)	—(g)	18.30	10.14	77,024	1.73(d)	1.22(d,f )	169.29(h)
July 31, 2004	15.63	.19(d)	1.20	1.39	(.21)	—	(.21)	—(g)	16.81	8.92	75,185	1.75(d)	1.16(d)	165.66
July 31, 2003	14.94	.26	.80	1.06	(.37)	—	(.37)	—	15.63	7.25	91,282	1.74	1.73	121.38(i,j)
July 31, 2002	17.16	.33	(2.16)	(1.83)	(.37)	(.02)	(.39)	—	14.94	(10.88)	53,186	1.71	1.99	131.89(i)

CLASS M
January 31, 2007**	$18.02	.19(d)	1.61	1.80	(.24)	(1.53)	(1.77)	—(g)	$18.05	10.29*	$188,280	.73(d)*	1.05(d)*	74.58(h)*
July 31, 2006	18.22	.33(d,e)	.26	.59	(.41)	(.38)	(.79)	—(g)	18.02	3.34(e)	187,338	1.40(d,e)	1.81(d,e)	117.11(h)
July 31, 2005	16.74	.26(d,f)	1.47	1.73	(.25)	—	(.25)	—(g)	18.22	10.39	215,816	1.48(d)	1.47(d,f)	169.29(h)
July 31, 2004	15.57	.23(d)	1.19	1.42	(.25)	—	(.25)	—(g)	16.74	9.18	217,046	1.50(d)	1.40(d)	165.66
July 31, 2003	14.87	.30	.80	1.10	(.40)	—	(.40)	—	15.57	7.58	239,662	1.49	2.02	121.38(i,j)
July 31, 2002	17.08	.37	(2.16)	(1.79)	(.40)	(.02)	(.42)	—	14.87	(10.69)	222,176	1.46	2.25	131.89(i)

CLASS R
January 31, 2007**	$18.15	.21(d)	1.63	1.84	(.27)	(1.53)	(1.80)	—(g)	$18.19	10.44*	$1,862	.61(d)*	1.17(d)*	74.58(h)*
July 31, 2006	18.36	.36(d,e)	.27	.63	(.46)	(.38)	(.84)	—(g)	18.15	3.57(e)	1,525	1.15(d,e)	2.00(d,e)	117.11(h)
July 31, 2005	16.89	.30(d,f)	1.48	1.78	(.31)	—	(.31)	—(g)	18.36	10.63	726	1.23(d)	1.67(d,f)	169.29(h)
July 31, 2004	15.70	.21(d)	1.29	1.50	(.31)	—	(.31)	—(g)	16.89	9.60	127	1.25(d)	1.33(d)	165.66
July 31, 2003 †	15.05	.17	.65	.82	(.17)	—	(.17)	—	15.70	5.52*	1	.65*	1.18*	121.38(i,j)

CLASS Y
January 31, 2007**	$18.26	.26(d)	1.63	1.89	(.32)	(1.53)	(1.85)	—(g)	$18.30	10.64*	$392,207	.35(d)*	1.42(d)*	74.58(h)*
July 31, 2006	18.46	.47(d,e)	.26	.73	(.55)	(.38)	(.93)	—(g)	18.26	4.09(e)	493,985	.65(d,e)	2.59(d,e)	117.11(h)
July 31, 2005	16.95	.40(d,f)	1.49	1.89	(.38)	—	(.38)	—(g)	18.46	11.26	660,532	.73(d)	2.23(d,f)	169.29(h)
July 31, 2004	15.76	.36(d)	1.21	1.57	(.38)	—	(.38)	—(g)	16.95	10.03	848,161	.75(d)	2.16(d)	165.66
July 31, 2003	15.05	.41	.82	1.23	(.52)	—	(.52)	—	15.76	8.38	880,435.74		2.76	121.38(i,j)
July 31, 2002	17.28	.49	(2.17)	(1.68)	(.53)	(.02)	(.55)	—	15.05	(10.01)	731,900.71		3.00	131.89(i)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

74	75

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to July 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Note 5):

	1/31/07	7/31/06	7/31/05	7/31/04

Class A	<0.01%	0.01%	0.01%	<0.01%

Class B	<0.01	0.01	0.01	<0.01

Class C	<0.01	0.01	0.01	<0.01

Class M	<0.01	0.01	0.01	<0.01

Class R	<0.01	0.01	0.01	<0.01

Class Y	<0.01	0.01	0.01	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.05% of average net assets for the period ended July 31, 2006 (Note 6).

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.02%

Class B	<0.01	0.02

Class C	<0.01	0.02

Class M	<0.01	0.02

Class R	<0.01	0.02

Class Y	<0.01	0.02

(g) Amount represents less than $0.01 per share.

(h) Portfolio turnover excludes dollar roll transactions.

(i) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(j) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/07 (Unaudited)

Note 1: Significant accounting policies

The George Putnam Fund of Boston (“the fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversified portfolio of stocks and bonds, which will produce both capital growth and current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain when the amounts are conclusively determined. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery or a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract.

Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At January 31, 2007, the value of securities loaned amounted to $354,330,438. The fund received cash collateral of $365,351,842 which is pooled with collateral of other Putnam funds into 36 issues of high grade short-term investments.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2006, the fund had a capital loss carryover of $29,751,500 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$23,801,180	July 31, 2010

5,950,320	July 31, 2011

The aggregate identified cost on a tax basis is $4,543,519,253, resulting in gross unrealized appreciation and depreciation of $536,518,847 and $69,503,490, respectively, or net unrealized depreciation of $467,015,357.

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended January 31, 2007, Putnam Management did not waive any of its management fee from the fund.

During July 2006, questions arose regarding a potential misidentification of the characteristics of certain securities in the fund’s portfolio, and the value of these securities was adjusted. The Fund currently expects to be reimbursed for losses relating to this matter by Putnam. The amount of such reimbursement has not yet been determined, but is not expected to be material to the fund.

For the period ended January 31, 2007, Putnam Management has assumed $9,871 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2007, the fund incurred $4,442,364 for these services. State Street Bank and Trust Company, will begin providing custodial functions for the fund’s assets in the subsequent period.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2007, the fund’s expenses were reduced by $661,309 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,127, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended January 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $62,533 and $484 from the sale of class A and class M shares, respectively, and received $263,194 and $3,235 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2007, Putnam Retail Management, acting as underwriter, received $2,523 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the period ended January 31, 2007, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $3,120,245,230 and $3,214,036,636, respectively. Purchases and sales of U.S. government securities aggregated $15,248,639 and $32,856,998, respectively.

Written option transactions during the period ended January 31, 2007 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$218,802,000	$8,198,261

Options opened	—	—
Options exercised	—	—
Options expired	—	—
Options closed	—	—

Written options
outstanding at
end of period	$218,802,000	$8,198,261

Note 4: Capital shares

At January 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 1/31/07:
Shares sold	11,129,136	$ 205,427,271

Shares issued
in connection
with reinvestment
of distributions	16,214,441	289,205,008

	27,343,577	494,632,279

Shares
repurchased	(19,922,054)	(367,733,115)

Net increase	7,421,523	$ 126,899,164

Year ended 7/31/06:
Shares sold	26,056,673	$ 472,538,555

Shares issued
in connection
with reinvestment
of distributions	8,267,038	148,562,850

	34,323,711	621,101,405

Shares
repurchased	(48,907,255)	(887,113,170)

Net decrease	(14,583,544)	$(266,011,765)

CLASS B	Shares	Amount
Six months ended 1/31/07:
Shares sold	928,295	$ 16,922,700

Shares issued
in connection
with reinvestment
of distributions	2,792,554	49,313,719

	3,720,849	66,236,419

Shares
repurchased	(8,514,507)	(156,008,876)

Net decrease	(4,793,658)	$ (89,772,457)

Year ended 7/31/06:
Shares sold	2,534,039	$45,555,631

Shares issued
in connection
with reinvestment
of distributions	1,744,635	31,032,061

	4,278,674	76,587,692

Shares
repurchased	(20,039,885)	(359,943,585)

Net decrease	(15,761,211)	$(283,355,893)

CLASS C	Shares	Amount
Six months ended 1/31/07:
Shares sold	257,728	$ 4,695,445

Shares issued
in connection
with reinvestment
of distributions	325,358	5,768,035

	583,086	10,463,480

Shares
repurchased	(458,195)	(8,413,447)

Net increase	124,891	$ 2,050,033

Year ended 7/31/06:
Shares sold	576,960	$ 10,389,241

Shares issued
in connection
with reinvestment
of distributions	153,025	2,732,848

	729,985	13,122,089

Shares
repurchased	(1,060,812)	(19,144,461)

Net decrease	(330,827)	$ (6,022,372)

CLASS M	Shares	Amount
Six months ended 1/31/07:
Shares sold	605,603	$ 11,020,257

Shares issued
in connection
with reinvestment
of distributions	1,000,219	17,655,164

	1,605,822	28,675,421

Shares
repurchased	(1,569,028)	(28,516,035)

Net increase	36,794	$ 159,386

Year ended 7/31/06:
Shares sold	1,197,570	$ 21,508,865

Shares issued
in connection
with reinvestment
of distributions	503,392	8,954,415

	1,700,962	30,463,280

Shares
repurchased	(3,148,056)	(56,568,184)

Net decrease	(1,447,094)	$(26,104,904)

CLASS R	Shares	Amount
Six months ended 1/31/07:
Shares sold	66,571	$ 1,200,313

Shares issued
in connection
with reinvestment
of distributions	8,993	159,924

	75,564	1,360,237

Shares
repurchased	(57,201)	(1,010,465)

Net increase	18,363	$ 349,772

Year ended 7/31/06:
Shares sold	68,286	$ 1,234,680

Shares issued
in connection
with reinvestment
of distributions	2,315	41,544

	70,601	1,276,224

Shares
repurchased	(26,086)	(473,694)

Net increase	44,515	$ 802,530

CLASS Y	Shares	Amount

Six months ended 1/31/07:
Shares sold	2,254,369	$ 41,870,112

Shares issued
in connection
with reinvestment
of distributions	2,788,918	49,862,712

	5,043,287	91,732,824

Shares
repurchased	(10,673,134)	(195,673,561)

Net decrease	(5,629,847)	$(103,940,737)

Year ended 7/31/06:
Shares sold	6,287,577	$ 114,028,313

Shares issued
in connection
with reinvestment
of distributions	1,735,510	31,261,000

	8,023,087	145,289,313

Shares
repurchased	(16,756,758)	(302,759,691)

Net decrease	(8,733,671)	$(157,470,378)

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2007, management fees paid were reduced by $159,388 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $8,004,362 for the period ended January 31, 2007. During the period ended January 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $510,862,695 and $764,271,806, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (“SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $2,475,656 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended January 31, 2007. The other Putnam mutual funds in this group are Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Citigroup Global Markets, Merrill Lynch, UBS Warburg, and Deutsche Bank Securities. Commissions paid to these firms together represented approximately 47% of the total brokerage commissions paid for the year ended January 31, 2007.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, JPMorgan Clearing, Lazard Freres & Co., Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, Sanford Bernstein, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
Jonathan S. Horwitz
Custodians	Senior Vice President	BSA Compliance Officer
Putnam Fiduciary Trust	and Treasurer	Judith Cohen
Company, State Street Bank		Vice President, Clerk and
and Trust Company	Steven D. Krichmar	Assistant Treasurer
Vice President and
Legal Counsel	Principal Financial Officer	Wanda M. McManus
Ropes & Gray LLP		Vice President, Senior Associate
	Janet C. Smith	Treasurer and Assistant Clerk
Trustees	Vice President, Principal
John A. Hill, Chairman	Accounting Officer and	Nancy E. Florek
Jameson Adkins Baxter,	Assistant Treasurer	Vice President, Assistant Clerk,
Vice Chairman		Assistant Treasurer and
Charles B. Curtis	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA018 241685 3/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred. Also effective January 1, 2007, the fund's investment manager, Putnam

Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The George Putnam Fund of Boston

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 28, 2007